As filed with the Securities and Exchange Commission on December 2, 1998
                                          Registration Nos. 2-64358 and 811-2919
================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 24
                                      on
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                          [X]

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                          [X]

                                _______________

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT
              (Exact Name of Registrant as Specified in Charter)


   Bellevue Park Corporate Center                  LISA M. BUONO
       400 Bellevue Parkway                  Bellevue Park Corporate Center
    Wilmington, Delaware 19809                   400 Bellevue Parkway
(Address of Principal Executive Offices)      Wilmington, Delaware 19809
   Registrant's Telephone Number:                (Name and Address of
          (302) 791-3329                          Agent for Service)


                                   Copy to:
                            W. BRUCE McCONNEL, III
                           Drinker Biddle & Reath
                      Philadelphia National Bank Building
                             1345 Chestnut Street
                     Philadelphia, Pennsylvania 19107-3496


It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)
  [ ] on March 30, 1997 pursuant to paragraph (b)
  [x] 60 days after filing pursuant to paragraph (a)(i)
  [ ] on (date) pursuant to paragraph (a)(i)
  [ ] 75 days after filing pursuant to paragraph (a)(ii)
  [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Beneficial Interest
================================================================================

                                 [FRONT COVER]


                                   MUNIFUND

                      AN INVESTMENT PORTFOLIO OFFERED BY
                         PROVIDENT INSTITUTIONAL FUNDS


                                  PROSPECTUS

                               January 31, 1999


Bellevue Park Corporate Center               For purchase and redemption orders only
400 Bellevue Parkway                         call:  800-441-7450 (in Delaware:
Wilmington, DE  19809                        302-791-5350).  For yield information
                                             call: 800-821-6006 (MuniFund Shares
                                             code:  50; MuniFund Dollar Shares
                                             code:  59).  For other information
                                             call:  800-821-7432 or visit our web
                                             site at www.pif.com.




                              INVESTMENT ADVISER
                BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                           TABLE OF CONTENTS                     PAGE
                           -----------------                     ----

Risk/Return Summary............................................

     Investment Objective......................................

     Investment Policies.......................................

     Principal Risk of Investing...............................

     Who May Want to Invest in the Fund........................

     Performance Information...................................

     Fees and Expenses.........................................

Investment Strategies and Risk Disclosure......................

Management of the Fund.........................................

Shareholder Information........................................

     Price of Fund Shares......................................

     Purchase of Shares........................................

     Redemption of Shares......................................

     Distribution and Shareholder Service Plans................

     Dividends and Distributions...............................

     Taxes.....................................................

Financial Highlights...........................................

                              RISK/RETURN SUMMARY


INVESTMENT OBJECTIVE:         The Fund seeks as high a level of current interest
                              income exempt from federal income tax as is consistent with relative stability of principal.

INVESTMENT POLICIES:          We are a money market fund which invests
                              substantially all of its assets in a diversified portfolio of short-term tax-exempt obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests (collectively, "Municipal Obligations").

PRINCIPAL RISK OF INVESTING:  Although the Fund invests in money market instruments which the investment adviser,
                              BlackRock Institutional Management Corporation ("BIMC," or the "Adviser") believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. While the Fund seeks to maintain a constant net asset value of $1.00 per share, the Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

                              Although the Fund intends to invest its assets in tax-exempt obligations, the Fund is permitted to invest in private activity bonds and other securities which may be subject to the federal alternative minimum tax.

                              An investment in the Fund is not a deposit in PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

WHO MAY WANT TO INVEST IN     The Fund is designed for institutional investors
THE FUND:                     seeking as high a level of current interest income
                              exempt from federal income tax as is consistent with relative stability of principal. The Fund is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

PERFORMANCE INFORMATION

          The Bar Chart and the Table below show the Fund's annual return and its long-term performance. The Bar Chart shows how the performance of the Fund has varied from year to year. The Table shows how the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

               [PLEASE PROVIDE BAR CHART FOR FUND SHOWING CALENDAR YEAR-BY-YEAR TOTAL RETURN FOR THE FUND FOR THE LAST 10 CALENDAR YEARS. THE BAR ON THE LEFT WILL COVER THE EARLIEST YEAR (OR PERIOD), AND THE BARS TO THE RIGHT WILL REPRESENT SUBSEQUENT CALENDAR YEARS, ENDING WITH 1998. THE NUMERICAL RETURN MUST BE ADJACENT TO EACH BAR. THE BAR CHART CAN ONLY BE FOR ONE OF THE CLASSES.]

          During the ten-year period shown in the bar chart, the highest quarterly return was ____% (for the quarter ended ______) and the lowest quarterly return was ______% (for the quarter ended _______).

                       THE FUND'S AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 1998

--------------------------------------------------
  .  IBC FINANCIAL DATA'S TAX-FREE
     INSTITUTIONS - ONLY MONEY FUND AVERAGE IS
     COMPRISED OF MONEY FUNDS INVESTING IN
     OBLIGATIONS OF TAX-EXEMPT ENTITIES,
     INCLUDING STATE AND MUNICIPAL AUTHORITIES.



--------------------------------------------------

----------------------------------------------------------------
                          1 Year     5 Years     10 Years

----------------------------------------------------------------
  MUNIFUND SHARES

----------------------------------------------------------------
  MUNIFUND DOLLAR SHARES

----------------------------------------------------------------
  IBC FINANCIAL DATA'S TAX-
  FREE INSTITUTIONS - ONLY
  MONEY FUND AVERAGE

----------------------------------------------------------------

----------------------------------------------------------------
                              7 DAY YIELD
                              AS OF DECEMBER 31, 1998

----------------------------------------------------------------
  MUNIFUND SHARES                      __________%

----------------------------------------------------------------
  MUNIFUND DOLLAR SHARES               __________%

----------------------------------------------------------------
  IBC FINANCIAL DATA'S TAX-
  FREE INSTITUTIONS - ONLY
  MONEY FUND AVERAGE                   __________%

----------------------------------------------------------------

Administration Shares, Plus Shares, Cash Reserve Shares and Cash Management Shares have not yet commenced operations, therefore no performance information has been provided for these classes.

CURRENT YIELD: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.pif.com.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                         MUNIFUND
-----------------------------------------------------------------------------------------------------------------------------------
                                  MUNIFUND        MUNIFUND          MUNIFUND DOLLAR MUNIFUND PLUS  MUNIFUND CASH    MUNITFUND CASH
                                   SHARES   ADMINISTRATION SHARES       SHARES         SHARES     RESERVES SHARES  MANAGEMENT SHARES
                                  --------- ---------------------   --------------- ------------- ---------------- -----------------
                                               (estimated)                           (estimated)     (estimated)      (estimated)
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
from Fund assets)
Management Fees                      ___%             ___%                 ___%            ___%             ___%           ___%
Rule 12b-1 Fees                      ___%             ___%                 ___%            ___%             ___%           ___%
Other Expenses                       ___%             ___%                 ___%            ___%             ___%           ___%
   Administration Fees                    ___%             ___%                 ___%            ___%             ___%          ___%
   Shareholder Servicing Fees             ___%             ___%                 ___%            ___%             ___%          ___%
   Miscellaneous                          ___%             ___%                 ___%            ___%             ___%          ___%

Total Annual Fund
  Operating Expenses(1)                 %                %                 ___%            ___%             ___%           ___%
                                     ===              ===                  ===             ===              ===            ===
------------------------------------------------------------------------------------------------------------------------------------

(1) Total Annual Fund Operating Expenses for MuniFund Shares, MuniFund Adinistration Shares, MuniFund Dollar Shares, MuniFund Plus Shares, MuniFund Cash Reserve Shares and MuniFund Cash Management Shares for the fiscal year ended November 30, 1998, with fee waivers, would have been .27%, .37% (estimated), .52%, .52% (estimated), .67% (estimated) and .77% (estimated), respectively, of the Fund's average net assets. The Adviser and PFPC Inc., the Fund's Co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Adviser and PFPC expect to continue such fee waivers, but can terminate the waivers upon 120 days prior written notice to the Fund. The foregoing table has not been audited by the Fund's independent accountants.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   MUNIFUND

-----------------------------------------------------------------------------------------------------------------------

                     MUNIFUND    MUNIFUND            MUNIFUND       MUNIFUND       MUNIFUND CASH     MUNIFUND CASH
                     SHARES      ADMINISTRATION    DOLLAR SHARES    PLUS SHARES    RESERVE SHARES    MANAGEMENT SHARES
                                 SHARES
-----------------------------------------------------------------------------------------------------------------------
One Year             $____       $_____              $____          $_____           $____              $_____

Three years          $____       $_____              $____          $_____           $____              $_____

Five Years           $____       $_____              $____          $_____           $____              $_____

Ten Years            $____       $_____              $____          $_____           $____              $_____
-----------------------------------------------------------------------------------------------------------------------

                   INVESTMENT STRATEGIES AND RISK DISCLOSURE

     The Fund is a money market fund. The investment objective of the Fund is to seek as high a level of current interest income exempt from federal income tax as is consistent with relative stability of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund invests substantially all its assets in a diversified portfolio of Municipal Obligations. The Fund will not knowingly purchase securities the interest on which is subject to regular federal income tax.

     Except during periods of unusual market conditions or during temporary defensive periods, the Fund will invest substantially all, but in no event less than 80% of its total assets in Municipal Obligations with remaining maturities of 13 months or less. The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and other rules of the Securities and Exchange Commission. Pursuant to Rule 2a-7, the Fund will limits its purchase of any one issuer's securities (other than U.S. Government securities, repurchase agreements collaterialized by such securities and securities subject to certain guarantees) to 5% of the Fund's total assets, except that up to 25% of its total assets may be invested in the securities of one issuer for a period of up to three business days; provided that the Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.

     The Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Board of Trustees of Provident Institutional Funds. Securities purchased by the Fund (or the issuers of such securities) will be First Tier Eligible Securities. First Tier Eligible Securities are:

     . securities that have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO);

     . securities that are issued by an issuer (or, in certain cases guaranteed by an issuer) with such ratings; or

     . securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees.

     INVESTMENTS. The following are some of the types of investments and investment strategies listed by the Fund:

     Municipal Obligations. The Fund may purchase Municipal Obligations which are classified as "general obligation" securities and "revenue" securities. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. The Fund's portfolio may also include "moral obligation" bonds.

     Investment Company Securities. The Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest and that determine their net asset value per share based upon the amortized cost or penny rounding method.

     Variable and Floating Rate Instruments. The Fund may purchase variable or floating rate notes, which are unsecured instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

     When-Issued and Delayed Settlement Transactions. The Fund may purchase Municipal Obligations on a "when-issued" or "delayed settlement" basis. The Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective.

     Stand-by Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     Illiquid Securities. The Fund will not knowingly invest more than 10% of the value of its total assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

     Other Types of Investments. This Prospectus describes the Fund's principal investment strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in detail in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

     RISK FACTORS. The principal risks of investing in the Fund are also described above in the Risk/Return Summary. The following supplements that description.

     Interest Rate Risk. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

     Credit Risk. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

     Other Risks. Certain investment strategies employed by the Fund may involve additional investment risk. For example, variable and floating rate instruments may involve liquidity risk. Liquidity risk involves certain securities which may be difficult or impossible to sell at the time and the price that the Fund would like. When-issued or delayed settlement transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of the Fund's investment portfolio.

     Municipal Obligations. Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund for tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

     Year 2000. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

                            MANAGEMENT OF THE FUND

INVESTMENT ADVISER

     The Adviser, a wholly-owned indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. The Adviser, with its affiliates, is one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $__ billion. BIMC (formerly known as PNC Institutional Management Corporation or "PIMC") was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809.

     As investment adviser, BIMC manages the Fund and is responsible for all purchases and sales of the Fund's securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. BIMC and PFPC, the co-administrator, may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended November 30, 1998, the Fund paid investment advisory fees and administration fees each aggregating .___% of its average net assets. The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."


                            SHAREHOLDER INFORMATION

PRICE OF FUND SHARES

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PFPC Inc. ("PFPC"), the Funds co-administrator, as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

PURCHASE OF SHARES

     Fund shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC, which also serves as the Fund's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in
Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, N.A. ("PNC Bank"), the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 2:30 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for MuniFund Shares; there is no minimum initial investment for Administration Shares, Dollar Shares, Plus Shares, Cash Reserve Shares or Cash Management Shares, however, broker-dealers and other institutional investors may set a minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for MuniFund Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in MuniFund Administration Shares, MuniFund Dollar Shares, MuniFund Plus Shares, MuniFund Cash Reserve Shares and MuniFund Cash Management Shares. (See also "Management of the Fund -- Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in MuniFund Administration Shares, MuniFund Dollar Shares, MuniFund Plus Shares, MuniFund Cash Reserve Shares and MuniFund Cash Management Shares. (See also "Management of the Fund --Banking Laws," as described in the Statement of Additional Information).

REDEMPTION OF SHARES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware in the manner described under "Purchase of Shares." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. Call 1-800-441-7450 (in Delaware: 302-791-
5350) to place redemption orders.

     Payment for redeemed shares for which a redemption order is received by PFPC by 12:00 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 12:00 noon and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's MuniFund Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month. In addition, the Fund may also redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

     The Fund offers six classes of shares. The difference between the classes of shares is the fees borne by a class of shares pursuant to separate fee plans adopted by each class. MuniFund Shares do not bear any fees for distribution, servicing, shareholder servicing, sweep fees or cash sweep marketing services. The fees borne by the other classes are as follows:

                                                                                      CASH
                                         SHAREHOLDER                     CASH         SWEEP
                          SERVICE          SERVICE           12B-1       SWEEP      MARKETING      TOTAL
    CLASS                   FEE              FEE              FEE         FEE          FEE          FEES
    -----                   ---              ---              ---         ---          ---          ----
-------------------------------------------------------------------------------------------------------------
Administration
  Shares                   .10%            --                  --         --           --           .10%
-------------------------------------------------------------------------------------------------------------
Dollar Shares               --            .25%                 --         --           --           .25%
-------------------------------------------------------------------------------------------------------------
Plus Shares                 --             --                 .25%        --           --           .25%
-------------------------------------------------------------------------------------------------------------
Cash Reserve
  Shares                   .10%           .25%                 --        .05%          --           .40%
-------------------------------------------------------------------------------------------------------------
Cash
  Management
  Shares                   .10%           .25%                 --        .05%         .10%          .50%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

     Service Fees are paid for general shareholder liaison services. Shareholder Service Fees are paid for services relating to the processing and administration of shareholder accounts. 12b-1 Fees are paid for distribution and sales support, and shareholder services. Cash Sweep Fees are paid for providing a sweep service into the Fund. Cash Sweep Marketing Fees are paid for providing marketing administrative activities in connection with the sweep program.

     Shares of the Fund are not sold to individuals, but may be sold to the following entities, which hold the shares for the accounts of their customers. Administration Shares. Dollar Shares, Cash Reserve Shares and Cash Management Shares are sold to institutional investors such as banks, saving and loan associations, and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"). Plus Shares are sold to broker-dealers. Because fees associated with the distribution and/or shareholder service plans are paid out of the Fund's assets on an ongoing basis, over time holders of the share classes described above may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.

DIVIDENDS AND DISTRIBUTIONS

     The Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

TAXES

     GENERAL. As long as the Fund meets the requirements for being a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders. The Fund qualified as a regulated investment company in its last taxable year, and intends to qualify in future years.

     The Fund intends to meet certain Federal tax requirements so that the distribution of the tax exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax.

     If the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social

Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

     To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from federal income tax, whether such dividends are paid in the form of cash or additional shares, and may also be subject to state and local taxes. Under state or local law, the Fund's distributions of net investment income may be taxable to investors as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

     MISCELLANEOUS. Dividends declared in December of any year, and payable to shareholders of record on a specified date in December, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situation.

                             FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request. MuniFund Administration Shares, MuniFund Plus Shares, MuniFund Cash Reserve Shares and MuniFund Cash Management Shares have not yet commenced operations, therefore no financial information has been provided for these classes.


                                MUNIFUND SHARES
    The table below sets forth selected financial data for a MuniFund Share outstanding throughout each year presented.

                            YEAR ENDED NOVEMBER 30,
                            -----------------------

                                             1998         1997          1996           1995          1994
                                         -----------  ------------  ------------  -------------  -------------
Net Asset Value, Beginning of Period         $1.00       $   1.00      $   1.00       $   1.00       $   1.00
                                             -----       --------      --------       --------       --------
Income from Investment Operations
Net Investment Income                         ____          .0338         .0326          .0360          .0255
Net Gains or Losses on Securities
  (both realized and unrealized)                               --            --             --             --
                                             -----       --------      --------       --------       --------
Total From Investment Operations                            .0338         .0326          .0360          .0255
                                             -----       --------      --------       --------       --------

Less Distribution
 Dividends (from net investment
  income)                                    (____)        (.0338)       (.0326)        (.0360)        (.0255)
Distributions (from capital                  (____)            --            --             --             --
 gains)                                      -----       --------      --------       --------       --------
Total Distributions                          (____)        (.0338)       (.0326)        (.0360)        (.0255)
Net Asset Value End of Period                $1.00       $   1.00      $   1.00       $   1.00       $   1.00
                                             =====       ========      ========       ========       ========

Total Return                                  ____%          3.43%         3.31%          3.66%          2.58%

Ratios/Supplement Data
Net Assets, End of Year (000's)              $____       $536,794      $530,204       $720,318       $687,895
Ratio of Expenses to Average
 Daily Net Assets                             ____%/1/        .27%/1/       .27%/1/        .27%/1/        .26%/1/
Ratio of Net Investment Income
 to Average Daily Net Assets                  ____%          3.38%         3.26%          3.59%          2.53%

_________________

/1/ Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for MuniFund Shares would have been __% for the year ended November 30, 1998, 0.41% for the year ended November 30, 1997, 0.42% for the year ended November 30, 1996 and 0.41% for the years ended November 30, 1995 and 1994, respectively.

                            MUNIFUND DOLLAR SHARES

The table below sets forth selected financial data for a MuniFund  Dollar Share outstanding throughout each year presented.

                            YEAR ENDED NOVEMBER 30,
                            -----------------------

                                             1998         1997          1996           1995          1994
                                         -----------  ------------  ------------  -------------  -------------
Net Asset Value, Beginning of Period      $1.00       $   1.00       $   1.00        $   1.00        $   1.00
                                          -----       --------       --------        --------        --------
Income from Investment Operations
Net Investment Income                     ____           .0313          .0301           .0335           .0230
Net Gains or Losses on Securities
  (both realized and unrealized)                            --             --              --              --
                                          -----       --------       --------        --------        --------
Total From Investment Operations                         .0313          .0301           .0335           .0230
                                          -----       --------       --------        --------        --------
Less Distributions
 Dividends (from net investment
  income)                                 (____)        (0.313)        (.0301)         (.0335)         (.0230)
Distributions (from capital gains)           --             --             --              --              --
                                          -----       --------       --------        --------        --------
Total Distributions                                     (.0313)        (.0301)         (.0335)         (.0230)
                                          -----       --------       --------        --------        --------
Net Asset Value, End of Period            $1.00       $   1.00       $   1.00        $   1.00        $   1.00
                                          =====       ========       ========        ========        ========
Total Return                               ____%          3.18%          3.06%           3.14%           2.33%

Ratios/Supplement Data
Net Assets, End of Year (000's)           $____       $ 67,387       $ 61,396        $  6,474        $  2,785
Ratio of Expenses to Average
 Daily Net Assets                          ____%/1/        .52%/1/        .52%/1/         .52%/1/         .51%/1/
Ratio of Net Investment Income
 to Average Daily Net Assets               ____%          3.13%          3.01%           3.34%           2.28%

_________________
/1/ Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for MuniFund Dollar Shares would have been __% for the year ended November 30, 1998, .66% for the year ended November 30, 1997, .67% for the year ended November 30, 1996 and .66% for the years ended November 30, 1995 and 1994, respectively.

                                 [BACK COVER]

WHERE TO FIND MORE INFORMATION

The Statement of Additional Information (the "SAI") includes additional information about the Fund's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about the Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Fund's web site at www.pif.com.

Information about the Fund (including the Fund's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Municipal Fund for Temporary Investment - 1940 Act File No. is 811-2919

                                 [FRONT COVER]


                                   MUNICASH

                      AN INVESTMENT PORTFOLIO OFFERED BY
                         PROVIDENT INSTITUTIONAL FUNDS


                                  PROSPECTUS

                               January 31, 1999


Bellevue Park Corporate Center    For purchase and redemption orders only call:
400 Bellevue Parkway              800-441-7450 (in Delaware: 302-791-5350).
Wilmington, DE 19809              For yield information call: 800-821-6006
                                  (MuniCash Shares code: 48; MuniCash Dollar
                                  Share code: 54).  For other information call:
                                  800-821-7432 or visit our web site at
                                  www.pif.com



                              INVESTMENT ADVISER
                BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS
                               -----------------

                                                                 PAGE
                                                                 ----
Risk/Return Summary...........................................

     Investment Objective.....................................

     Investment Policies......................................

     Principal Risk of Investing..............................

     Who May Want to Invest in the Fund.......................

     Performance Information..................................

     Fees and Expenses........................................

Investment Strategies and Risk Disclosure.....................

Management of the Fund........................................

Shareholder Information.......................................

     Price of Fund Shares.....................................

     Purchase of Shares.......................................

     Redemption of Shares.....................................

     Shareholder Service Plan.................................

     Dividends and Distributions..............................

     Taxes....................................................

Financial Highlights..........................................

                              RISK/RETURN SUMMARY


INVESTMENT OBJECTIVE:         The Fund seeks as high a level of current interest
                              income exempt from federal income tax as is consistent with relative stability of principal.

INVESTMENT POLICIES:          We are a money market fund which invest
                              substantially all of its assets in a diversified portfolio of short-term tax-exempt obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities, and political subdivisions and tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests (collectively, "Municipal Obligations").


PRINCIPAL RISK OF INVESTING:  Although the Fund invests in money market instruments which the investment adviser,
                              BlackRock Institutional Management Corporation ("BIMC," or the "Adviser") believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. While the Fund seeks to maintain a constant net asset value of $1.00 per share, the Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

                              Although the Fund intends to invest its assets in tax-exempt obligations, the Fund is permitted to invest in private activity bonds and other securities which may be subject to the federal alternative minimum tax.

                              An investment in the Fund is not a deposit in PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

WHO MAY WANT TO INVEST IN     The Fund is designed for institutional investors
THE FUND:                     seeking as high a level of current interest income
                              exempt from federal income tax as is consistent with relative stability of principal. The Fund is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.


PERFORMANCE INFORMATION

     The Bar Chart and the Table below show the Fund's annual return and its long-term performance. The Bar Chart shows how the performance of the Fund has varied from year to year. The Table shows how the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.

          [PLEASE PROVIDE BAR CHART FOR FUND SHOWING CALENDAR YEAR-BY-YEAR TOTAL RETURN FOR THE FUND FOR THE LAST 10 CALENDAR YEARS. THE BAR ON THE LEFT WILL COVER THE EARLIEST YEAR (OR PERIOD), AND THE BARS TO THE RIGHT WILL REPRESENT SUBSEQUENT CALENDAR YEARS, ENDING WITH 1998. THE NUMERICAL RETURN MUST BE ADJACENT TO EACH BAR. THE BAR CHART CAN ONLY BE FOR ONE OF THE CLASSES (E.G., EITHER MUNICASH SHARES OR MUNICASH DOLLAR SHARES).]

     During the ten-year period shown in the bar chart, the highest quarterly return was ____% (for the quarter ended ______) and the lowest quarterly return was ______% (for the quarter ended _______).

                                   THE FUND'S AVERAGE ANNUAL TOTAL RETURN FOR
                                   PERIODS ENDED DECEMBER 31, 1998


------------------------------------------------------
 .    IBC Financial Data's Tax-Free
     Institutions-Only Money Fund Average
     is comprised of money funds investing
     in obligations of tax-exempt entities,
     including state and municipal authorities.

-------------------------------------------------------

--------------------------------------------------------------------------------
                                              1 Year     5 Years     10 Years

--------------------------------------------------------------------------------
MUNICASH SHARES

--------------------------------------------------------------------------------
MUNICASH DOLLAR SHARES

--------------------------------------------------------------------------------
IBC FINANCIAL DATA'S TAX-FREE
INSTITUTIONS-ONLY
MONEY FUND AVERAGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             7 DAY YIELD
                                             AS OF DECEMBER 31, 1998

--------------------------------------------------------------------------------
MUNICASH SHARES                                   __________%

--------------------------------------------------------------------------------
MUNICASH DOLLAR SHARES                            __________%

--------------------------------------------------------------------------------
IBC FINANCIAL DATA'S TAX-FREE
INSTITUTIONS-ONLY MONEY
FUND AVERAGE                                      __________%

--------------------------------------------------------------------------------


CURRENT YIELD: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.pif.com.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                      MUNICASH
--------------------------------------------------------------------------------

                                   MUNICASH             MUNICASH
                                   SHARES               DOLLAR SHARES
                                   --------------       -------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
from Fund assets)
Management Fees                       %                    %
                                   ----                 ----
Other Expenses                        %                    %
                                   ----                 ----
   Administration Fees                      %                    %
                                         ----                 ----
   Shareholder Servicing Fees               %                    %
                                         ----                 ----
   Miscellaneous                            %                    %
                                         ----                 ----

Total Annual Fund
  Operating Expenses(1)               %                    %
                                   ====                 ====

--------------------------------------------------------------------------------

(1) Total Annual Fund Operating Expenses for MuniCash Shares and MuniCash Dollar Shares for the fiscal year ended November 30, 1998, with fee waivers, would have been .18% and .43%, respectively, of the Fund's average net assets. The Adviser and PFPC Inc., the Fund's co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Adviser and PFPC expect to continue such fee waivers, but can terminate the waivers upon 120 days prior written notice to the Fund. The foregoing table has not been audited by the Fund's independent accountants.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          MUNICASH
------------------------------------------------------------------------

                   MUNICASH         MUNICASH
                   SHARES         DOLLAR SHARES

------------------------------------------------------------------------

One Year            $____               $____

Three years         $____               $____

Five Years          $____               $____

Ten Years           $____               $____

------------------------------------------------------------------------

                   INVESTMENT STRATEGIES AND RISK DISCLOSURE

     The Fund is a money market fund. The investment objective of the Fund is to seek as high a level of current interest income exempt from federal income tax as is consistent with relative stability of principal. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund invests substantially all of its assets in a diversified portfolio of Municipal Obligations. The Fund will not knowingly purchase securities the interest on which is subject to regular federal income tax.

     Except during periods of unusual market conditions or during temporary defensive periods, the Fund will invest substantially all, but in no event less than 80% of its total assets in Municipal Obligations with remaining maturities of 13 months or less. The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Adviser, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and other rules of the Securities and Exchange Commission. Pursuant to Rule 2a-7, the Fund will limit its purchase of any one issuer's securities (other than U.S. Government securities, repurchase agreements collaterialized by such securities and securities subject to certain guarantees) to 5% of the Fund's total assets, except that up to 25% of its total assets may be invested in the securities of one issuer for a period of up to three business days; provided that the Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.

     The Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Board of Trustees of Provident Institutional Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Eligible Securities are:

     . securities that have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO);

     . securities that are issued by an issuer (or, in certain cases guaranteed by an issuer) with such ratings; or

     . securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees.

     INVESTMENTS. The following are some of the types of investments and investment strategies used by the Fund.

     Municipal Obligations. The Fund may purchase Municipal Obligations which are classified as "general obligation" securities and "revenue" securities. Revenue securities include private activity bonds which are not payable from the
unrestricted revenues of the issuer.    The Fund's portfolio may also include
"moral obligation" bonds.

     Investment Company Securities. The Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest and that determine their net asset value per share based upon the amortized cost or penny rounding method.

     Variable and Floating Rate Instruments. The Fund may purchase variable or floating rate notes, which are unsecured instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

     When-Issued and Delayed Settlement Transactions. The Fund may purchase Municipal Obligations on a "when-issued" or "delayed settlement" basis. The Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective.

     Illiquid Securities. The Fund will not knowingly invest more than 10% of the value of its total assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

     Stand-by Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     Other Types of Investments. This Prospectus describes the Fund's principal investment strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in detail in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

     RISK FACTORS. The principal risks of investing in the Fund are also described above in the Risk/Return Summary. The following supplements that description.

    Interest Rate Risk. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

     Credit Risk. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

     Other Risks. Certain investment strategies employed by the Fund may involve additional investment risk. For example, variable and floating rate instruments may involve liquidity risk. Liquidity risk involves certain securities which may be difficult or impossible to sell at the time and the price that the Fund would like. When-issued or delayed settlement transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of the Fund's investment portfolio.

     Municipal Obligations. Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund for tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

     Year 2000. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

     The Adviser, a wholly-owned indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. The Adviser and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $__ billion. BIMC (formerly known as PNC Institutional Management Corporation or "PIMC") was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809.

     As investment adviser, BIMC manages the Fund and is responsible for all purchases and sales of the Fund's securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. BIMC and PFPC, the co-administrator, may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended September 30, 1998, the Fund paid investment advisory fees and administration fees each aggregating .___% of its average net assets. The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

                            SHAREHOLDER INFORMATION

PRICE OF FUND SHARES

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PFPC Inc. ("PFPC"), the Funds co-administrator, as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

PURCHASE OF SHARES

     Fund shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC, which also serves as the Fund's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in
Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, N.A. ("PNC Bank"), the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 2:30 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for MuniCash Shares and $5,000 for MuniCash Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for MuniCash Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in MuniCash Dollar Shares. (See also "Management of the Fund -- Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in MuniCash Dollar Shares. (See also "Management of the Fund -- Banking Laws," as described in the Statement of Additional Information).

REDEMPTION OF SHARES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware in the manner described under "Purchase of Shares." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. Call 1-800-441-7450 (in Delaware: 302-791-
5350) to place redemption orders.

     Payment for redeemed shares for which a redemption order is received by PFPC before 12:00 noon, Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 12:00 noon and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Moreover, if a shareholder's MuniCash Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged an account maintenance fee with respect to that month.
In addition, the Fund may also redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

SHAREHOLDER SERVICE PLAN

     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. MuniCash Dollar Shares are identical in all respects to MuniCash Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund - Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares.
MuniCash Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS AND TAXES


     The Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.

     Dividends are determined in the same manner for each class of shares of the Fund. MuniCash Dollar Shares bear all the expense of fees paid to Service Organizations, and as a result, at any given time, the dividend on MuniCash Dollar Shares will be approximately .25% lower than the dividend on MuniCash Shares.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

TAXES

     GENERAL. As long as the Fund meets the requirements for being a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders. The Fund qualified as a regulated investment company in its last taxable year, and intends to qualify in future years.

     The Fund intends to meet certain Federal tax requirements so that the distribution of the tax exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax.

     If the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

     To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from federal income tax, whether such dividends are paid in the form of cash or additional shares, and may also be subject to state and local taxes. Under state or local law, the Fund's distributions of net investment income may be taxable to investors as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.

     MISCELLANEOUS. Dividends declared in December of any year, and payable to shareholders of record on a specified date in December, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situation.

                             FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.


                                MUNICASH SHARES
    The table below sets forth selected financial data for a MuniCash Share outstanding throughout each year presented.

                            YEAR ENDED NOVEMBER 30,
                            -----------------------

                                             1998           1997          1996           1995          1994
                                             ----           ----          ----           ----          ----
Net Asset Value, Beginning of Period         $1.00        $   1.00      $   1.00       $   1.00       $   1.00
                                          --------        --------       --------       --------      --------

Income from Investment   Operations
Net Investment Income                        _____           .0358         .0350          .0382          .0266
Net Gains or Losses on Securities
  (both realized and  unrealized)                               --            --             --             --
                                             -----        --------      --------        -------       --------
Total From Investment Operations                             .0358         .0350          .0382          .0266
                                             -----        --------      --------        -------       --------

Less Distribution
Dividends (from net   investment
 income)                                    (_____)         (.0358)       (.0350)        (.0382)        (.0266)
Distributions (from capital gains)          (_____)             --            --             --             --
Total Distributions                                         (.0358)       (.0350)        (.0382)        (.0266)
                                                            ------         -----         ------        -------
Net Asset Value End of Period             $   1.00        $   1.00       $  1.00         $ 1.00       $   1.00
                                           =======        ========       =======         ======       ========

Total Return                                 _____            3.63%         3.56%          3.89%          2.69%


Ratios/Supplement Data
Net Assets, End of Period (000's)         $               $397,681      $281,544       $321,642       $273,439
Ratio of Expenses to Average Daily
Net Assets                                   _____%/1/         .18%/1/       .18%/1/        .18%/1/        .19%/1/
Ratio of Net Investment Income
to Average Daily Net Assets                  _____%/1/        3.58%         3.50%          3.83%          2.59%

_________________
/1/ Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been __%, 0.41%, 0.42%, 0.41% and 0.42% for the years ended November 30, 1998, 1997, 1996, 1995 and 1994, respectively.

                             MUNICASH DOLLAR SHARES

 The table below sets forth selected financial data for a MuniCash Dollar Share outstanding throughout each year presented.

                            YEAR ENDED NOVEMBER 30,
                            -----------------------

                                      1998         1997          1996           1995           1994
                                    -------     ---------      ---------     ----------     ----------
Net Asset Value, Beginning of
Period                                $1.00      $   1.00      $   1.00       $   1.00        $   1.00
                                      -----      --------      --------       --------        --------
Income from Investment Operations
Net Investment Income                 _____         .0333         .0325          .0357           .0241
Net Gains or Losses on Securities
  (both realized and  unrealized)                      --            --             --              --
                                      -----       -------       --------       --------       ---------
Total From Investment Operations                    .0333         .0325          .0357           .0241
                                      -----      --------       --------       --------       ---------

Less Distributions
Dividends (from net investment
  income)                           (_____)        (.0333)       (.0325)        (.0357)         (.0241)
Distributions (from capital          _____             --            --             --              --
 gains)                                          --------      --------       --------        --------
Total Distributions                 (_____)        (.0333)       (.0325)        (.0357)         (.0241)
Net Asset Value, End of Peri       $  1.00       $   1.00      $   1.00       $   1.00        $   1.00
                                   =======       ========      ========       ========        ========
Total Return                                         3.38%         3.31%          3.64%           2.44%


Ratios/Supplement Data             $______       $150,089      $101,528       $101,424        $ 99,688
Net Assets, End of Year (000's)
Ratio of Expenses to Average
 Daily Net Assets                   ______%/1/        .43%/1/       .43%/1/        .43%/1/         .44%/1/
Ratio of Net Investment Income
to Average Daily Net Assets         ______%          3.33%         3.25%          3.58%           2.34%

_________________
/1/ Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets would have been __%, 0.66%, 0.67%, 0.66% and 0.67% for the years ended November 30, 1998, 1997, 1996, 1995 and 1994, respectively.

                                 [BACK COVER]

WHERE TO FIND MORE INFORMATION

The Statement of Additional Information (the "SAI") includes additional information about the Fund's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about the Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder
inquiries, by calling 1-800-821-7432.   Other information is available on the
Fund's web site at www.pif.com.

Information about the Fund (including the Fund's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The Municipal Fund for Temporary Investment Act File No. is 811-2919

                         PROVIDENT INSTITUTIONAL FUNDS

                      Statement of Additional Information

                                January 31, 1999

     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the current Prospectuses for TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund, each dated January 31, 1999, of Provident Institutional Funds ("PIF" or the "Company"), as they may from time to time be supplemented or revised. No investment in shares should be made without reading the Prospectus of the Fund. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. Copies of the Prospectuses and Annual Reports of each of the Funds may be obtained, without charge, by writing PIF, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 or calling PIF at 1-800-821-7432. The financial statements included in the Annual Reports of each of the Funds are incorporated by reference into this Statement of Additional Information.

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----

General Information......................................................
Investment Strategies, Risks and Policies................................
     Portfolio Transactions..............................................
     Investment Instruments and Policies.................................
          Variable and Floating Rate Instruments.........................
          Repurchase Agreements..........................................
          Securities Lending.............................................
          Reverse Repurchase Agreements..................................
          When Issued and Delayed Settlement Transactions................
          U.S. Government Obligations....................................
          Mortgage-Related and Other Asset-Backed Securities.............
          Banking Industry Obligations...................................
          Special Considerations Regarding Foreign Investments...........
          Guaranteed Investment Contracts................................
          Investment Company Securities..................................
          Municipal Obligations..........................................
          Restricted and Other Illiquid Securities.......................
          Stand-By Commitments...........................................
          Short-Term Trading.............................................
     Special Considerations with Respect to California Money Fund........
     Special Considerations with Respect to New York Money Fund..........
Investment Limitations...................................................
Additional Purchase and Redemption Information...........................
     In General..........................................................
     Net Asset Value.....................................................
Management of the Funds..................................................
     Trustees and Officers...............................................
     Investment Adviser..................................................
     Banking Laws........................................................
     Co-Administrators...................................................
     Distributor.........................................................
     Custodian and Transfer Agent........................................
     Service Organization................................................
     Expenses............................................................
Additional Information Concerning Taxes..................................
Dividends................................................................
Additional Yield Information.............................................
Description Concerning Shares............................................
Counsel..................................................................
Auditors.................................................................
Miscellaneous............................................................
APPENDIX A...............................................................   A-1

                              GENERAL INFORMATION

          PIF was organized as a Delaware business trust on October 21, 1998. It is the successor to the following five investment companies: (1) Temporary Investment Fund, Inc. ("Temp"), (2) Trust for Federal Securities ("Fed"), (3) Municipal Fund for Temporary Investment ("Muni"); (4) Municipal Fund for California Investors, Inc. ("Cal Muni") and (5) Municipal Fund for New York Investors, Inc. ("NY Muni") (each a "Predecessor Company", collectively the "Predecessor Companies"). The Predecessor Companies were comprised of the following portfolios (each, a "Fund" or "Predecessor Fund", collectively, the "Funds" or "Predecessor Funds"): Temp - TempFund and TempCash; Fed - FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund; Muni - MuniFund and MuniCash; Cal Muni - California Money Fund; and NY Muni - New York Money
Fund.

          The Funds commenced operations as follows: TempFund - October 1973; TempCash - February 1984; FedFund - October 1975; T-Fund - March 1980; Federal Trust Fund - December 1980; - Treasury Trust Fund - May 1989; MuniFund - February 1980; MuniCash - February 1984; California Money Fund - February 1983 and New York Money Fund - March 1983.

          The present fiscal year end for each of the Predecessor Companies and their respective Funds is as follows: Temp - September 30, Fed - October 31, Muni - November 30, Cal Muni - January 31 and NY Muni - July 31. This Statement of Additional Information contains various charts with respect to fees and performance information of the Predecessor Companies and/or Predecessor Funds.

          On January __, 1999, each of the Predecessor Funds was reorganized into a separate series of PIF. PIF is a no-load open-end management investment company. Currently, PIF offers shares of each of ten Funds. Each Fund is a diversified fund, with the exception of California Money Fund and New York Money Fund which are classified as non-diversified investment companies under the 1940 Act. Each of the Funds offers a class of Shares to institutional investors. Each of the Funds also offers to institutional investors, such as banks, savings and loan associations and other financial institutions ("Service Organizations"), a separate class of shares, Dollar Shares. Additionally, TempFund, MuniFund, T-Fund and California Money Fund offer to Service Organizations the following separate classes of Shares: Administration Shares, Cash Reserve Shares and Cash Management Shares. TempFund, T-Fund, MuniFund, New York Money Fund and the California Money Fund, also offer to broker dealers who provide assistance in the sale of shares and institutional services to their customers, a separate class of shares, Plus Shares.


                   INVESTMENT STRATEGIES, RISKS AND POLICIES

PORTFOLIO TRANSACTIONS

          Subject to the general control of the Board of Trustees, BlackRock Institutional Management Corporation ("BIMC", or the "Adviser"), each Fund's investment adviser, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for a Fund. BIMC purchases portfolio securities for the Funds either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, BIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, BIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Funds with research advice or other services.

          With respect to TempFund and TempCash, BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to their maturity at their original cost plus interest (interest may sometimes be adjusted to reflect the actual maturity of the securities) if BIMC believes that those Fund's anticipated need for liquidity makes such action desirable.
Certain dealers (but not issuers) have charged and may in the future charge a higher price for commercial paper where they undertake to repurchase prior to maturity. The payment of a higher price in order to obtain such an undertaking reduces the yield which might otherwise be received by a Fund on the commercial paper. The Company's Board of Trustees has authorized BIMC to pay a higher price for commercial paper where it secures such an undertaking if BIMC believes that the prepayment privilege is desirable to assure a Fund's liquidity and such an undertaking cannot otherwise be obtained.

          Investment decisions for each Fund are made independently from those for another of the Company's portfolios or other investment company portfolios or accounts advised or managed by BIMC. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which BIMC believes to be equitable to each Fund and its customers who also are acquiring securities, including the Fund.
In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund. To the extent permitted by law, BIMC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other portfolios in order to obtain best execution.

          The Funds will not execute portfolio transactions through or acquire portfolio securities issued by BIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC"), and Provident Distributors, Inc. ("PDI"), or any affiliated person (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")) of any of them, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). In addition, with respect to such transactions, securities, deposits and agreements, the Funds will not give preference to Service Organizations with whom a Fund enters into agreements concerning the provision of support services to customers who beneficially own Dollar Shares, Administration Shares, Cash Reserve Shares, Cash Management Shares and Plus Shares.

          The Funds do not intend to seek profits through short-term trading. Each Fund's annual portfolio turnover will be relatively high, but is not expected to have a material effect on its net income. Each Fund's portfolio turnover rate is expected to be zero for regulatory reporting purposes.

INVESTMENT INSTRUMENTS AND POLICIES

          The following supplements the description of the investment instruments and/or policies which are applicable to the Funds. In such cases where an instrument or policy is utilized only by a specific Fund or Funds, its applicability to the specific Fund is noted below:

          VARIABLE AND FLOATING RATE INSTRUMENTS. TempFund, TempCash, MuniFund, MuniCash, California Money Fund and New York Money Fund may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the Prospectuses. In some cases the Funds may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Such instruments may carry stated maturities in excess of 13 months provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

          Variable and floating rate demand instruments held by a Fund may have maturities of more than 13 months provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), and
(ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to a 10% limitation on such investments.

          In determining a Fund's average weighted portfolio maturity and whether a long-term variable or floating rate demand instrument has a remaining maturity of 13 months or less, each instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. Variable and floating notes are not typically rated by credit rating agencies, but their issuers must satisfy the Fund's quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss. The Fund invests in variable or floating rate notes only when the Adviser deems the investment to involve minimal credit risk.

          REPURCHASE AGREEMENTS. TempFund, TempCash, FedFund and T-Fund may purchase repurchase agreements. In a repurchase agreement, a Fund purchases money market instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price, reflecting interest on the repurchase price for the securities subject to the repurchase agreement. The securities subject to a repurchase agreement may bear maturities exceeding 13 months, provided the repurchase agreement itself matures in one year or less. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Collateral for a repurchase agreement may include obligations issued by the U.S. Government or its agencies or instrumentalities or obligations rated in the highest category by a nationally recognized statistical rating organization (an "NRSRO"). The ratings by NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity, and interest rate may have different market prices. The Appendix to this Statement of Additional Information contains a description of the relevant rating symbols used by NRSROs for commercial paper that may be purchased by each Fund. The repurchase price under the repurchase agreements described in the Funds' Prospectuses generally equals the price paid by that Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Company's custodian or sub-custodian, or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

          SECURITIES LENDING. Each of TempFund, TempCash, FedFund and T-Fund may lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to borrowers deemed by the Adviser to be creditworthy.

          REVERSE REPURCHASE AGREEMENTS. Each of TempFund, TempCash, FedFund and T-Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Fund is temporarily borrowing money at an agreed upon interest rate from the purchaser of the security, and the security sold represents collateral for the loan.

          A Fund's investment of the proceeds of a reverse repurchase agreement involves the speculative factor known as leverage. A Fund may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain in a segregated account, liquid securities at least equal to its purchase obligations under these agreements. The Adviser will evaluate the creditworthiness of the other party in determining whether a Fund will enter into a reverse repurchase agreement. The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Fund with the proceeds of such an agreement may decline in value, although the Fund is obligated to repurchase the securities sold to the counter party at the agreed upon price. In addition, the market value of the securities sold by a Fund may decline below the repurchase price to which the Fund remains committed.

          Each of TempFund, TempCash, FedFund and T-Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Investments in reverse repurchase agreements and securities lending transaction will be aggregated for purposes of this investment limitation.

          WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS. The Funds may utilize when-issued and delayed settlement transactions. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed settlement basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase when-issued or delayed settlement securities, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case that Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. A Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments. When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of a Fund's investment objective. Each Fund reserves the right to sell these securities before the settlement date if it is deemed advisable.

          U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes, and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Tennessee Valley Authority, Washington D.C. Armory Board, and International Bank for Reconstruction and Development. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

          MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. TempFund and TempCash may purchase mortgage-related and other asset-backed securities. Mortgage-related securities include fixed and adjustable Mortgage Pass-Through Certificates, which provide the holder with a pro-rata share of interest and principal payments on a pool of mortgages, ordinarily on residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Pass-Through Certificates guaranteed by GNMA (also known as "Ginnie Maes") are guaranteed as to the timely payment of principal and interest by GNMA, whose guarantee is backed by the full faith and credit of the United States. Mortgage-related securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the FNMA to borrow from the Treasury. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC is required to remit the amount due on account of its guarantee of ultimate payment of principal no later than one year after it becomes payable.

          A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. ("PNC Mortgage") (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. ("Midland"), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association ("PNC Bank") or its affiliates). It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates.

          TempCash only may also invest in classes of collateralized mortgage obligations ("CMOs") which have a remaining maturity of 13 months or less in accordance with the requirements of Rule 2a-7 under the 1940 Act. Each class of a CMO, which frequently elect to be taxed as a real estate mortgage investment conduit ("REMIC"), represents an ownership interest in, and the right to receive a specified portion of, the cash flow consisting of interest and principal on a pool of residential mortgage loans or mortgage pass-through securities ("Mortgage Assets"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, FNMA and FHLMC, or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which TempCash may hold are known as "regular" interests. CMOs also issue "residual" interests, which in general are junior to and more volatile than regular interests. TempCash does not intend to purchase residual interests.

          TempFund and TempCash may also invest in non-mortgage asset-backed securities (backed, e.g., by installment sales contracts, credit card
                    ----
receivables or other assets). Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

          The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time.
                                        ----
As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

          In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

          These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

          BANKING INDUSTRY OBLIGATIONS. For purposes of TempCash's investment policies with respect to obligations of issuers in the financial services industry, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign banks in which TempCash may invest include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.

          SPECIAL CONSIDERATIONS REGARDING FOREIGN INVESTMENTS. TempCash's investments in the obligations of foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, may subject TempCash to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, interest limitations, the possible establishment of exchange controls, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. TempCash will acquire securities issued by foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, only when the Fund's investment adviser believes that the risks associated with such instruments are minimal.

          GUARANTEED INVESTMENT CONTRACTS. TempCash may invest in guaranteed investment contracts and similar funding agreements ("GICs"). In connection with this, TempCash makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. TempCash will only purchase GICs from insurance companies which, at the time of purchase, are rated "A+" by A.M. Best Company, have assets of $1 billion or more and meet quality and credit standards established by the adviser under guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some GICs does not currently exist.

          INVESTMENT COMPANY SECURITIES. The Funds may invest in securities issued by other open-end investment companies that invest in the type of obligations in which such Fund may invest and that determine their net asset value per share based upon the amortized cost or penny rounding method. Investments in the other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a securities purchase is made: (a) not more that 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting securities of any one investment company will be owned by the Fund. A Fund, as discussed below in "Investment Limitations" may invest all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

          MUNICIPAL OBLIGATIONS. MuniFund, MuniCash, California MoneyFund, New York Money Fund, TempFund and TempCash, may purchase municipal obligations. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is (subject to the federal alternative minimum tax) exempt from regular federal income tax.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, enacted in October 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in the calculation of adjusted current earnings for purposes of determining the corporation's alternative minimum tax liability. The Company cannot predict what legislation or regulations, if any, may be proposed in Congress or promulgated by the Department of Treasury as regards the federal income tax exemption of interest on such obligations or the impact of such legislative and regulatory activity on such exemption.

          The two principal classifications of Municipal Obligations which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the Municipal issuer. Consequently, the credit quality of private activity bonds is usually related to the credit standing of the corporate user of the facility involved.

          The Funds' portfolios may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

          There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Funds, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Adviser will consider such an event in determining whether the Funds should continue to hold the obligation.

          An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

          Among other types of Municipal Obligations, the Funds may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in other types of tax-exempt instruments, including general obligation and private activity bonds, provided they have remaining maturities of 13 months or less at the time of purchase.

          MuniFund, MuniCash, California Money Fund and New York Money Fund may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Funds may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Funds nor the Adviser will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinion.

          Before purchasing a tax-exempt derivative for such Funds, the Adviser is required by the Funds' procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Funds' Rule 2a-7 procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Adviser will review periodically the entity's relevant financial information. Currently, the Trustees have authorized the purchase of tax-exempt derivatives by the Funds so long as after any purchase not more than 10% of the Funds' assets are invested in such securities.

          RESTRICTED AND OTHER ILLIQUID SECURITIES. The SEC has adopted Rule 144A under the Securities Act of 1933 (the "1933 Act") that allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers.

          The Adviser will monitor the liquidity of restricted and other illiquid securities under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following
                                                ----- ----
factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the
                                                                    ----
time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

          STAND-BY COMMITMENTS. MuniFund, MuniCash, California MoneyFund and New York Money Fund may acquire stand-by committments. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as "put" options.) Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred, or assigned only with the instruments involved. A Fund's right to exercise stand-by commitments will be unconditional and unqualified.

          SHORT-TERM TRADING.    Federal Trust Fund and Treasury Trust Fund may
seek profits through short-term trading and engage in short-term trading for liquidity purposes. Increased trading may provide greater potential for capital gains and losses, and also involves correspondingly greater trading costs which are borne by the Fund involved. BIMC will consider such costs in determining whether or not a Fund should engage in such trading. The portfolio turnover rate for the Funds is expected to be zero for regulatory reporting purposes.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MONEY FUND.

          The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Statement of Additional Information from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While the Company has not independently verified such information, they have no reason to believe that such information is not correct in all material respects.

          ECONOMIC FACTORS

          FISCAL YEARS PRIOR TO 1995-96. Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions and growth of the largest General Fund Programs - K-14 education, health, welfare and corrections -- at rates faster than the revenue base. These pressures could continue as the State's overall population and school age population continue to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders. In addition, the State's health and welfare programs are in a transition period as a result of recent federal and State welfare reform initiatives.

          As a result of these factors and others, and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980's until 1992-93, the State had periods of significant budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak on June 30, 1993.

          BETWEEN THE 1991-92 AND 1994-95 FISCAL YEARS, EACH budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfers of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

          Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire such deficits in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

          Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

          For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

          1995-96 AND 1996-97 FISCAL YEARS

          With the end of the recession, and a growing economy beginning in 1994, the State's financial condition improved markedly in the last two fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The last of the recession-induced budget deficits was repaid, allowing the SFEU to post a positive cash balance for only the second time in the 1990's, totaling $281 million as of June 30, 1997. The State's cash position also returned to health, as cash flow borrowing was limited to $3 billion in 1996-97, and no deficit has occurred over the end of these last two fiscal years.

          In each of these two fiscal years, the State budget contained the following major features:

          1. Expenditures for K-14 schools grew significantly, as new revenues were directed to school spending under Proposition 98. This new money allowed several new education initiatives to be funded, and raised K-12 per-pupil spending to around $4,900 by Fiscal Year 1996-97. See "STATE FINANCES - Proposition 98" above.

          2. The budgets restrained health and welfare spending levels, holding to reduced benefit levels enacted in earlier years, and attempted to reduce General Fund spending by calling for greater support from the federal government. The State also attempted to shift to the federal government a larger share of the cost of incarceration and social services for illegal aliens. Some of these efforts were successful, and federal welfare reform also helped, but as a whole the federal support never reached the levels anticipated when the budgets were enacted. These funding shortfalls were, however, filled by the strong revenue collections, which exceeded expectations.

          3. General Fund support for the University of California and the California State University system grew by an average of 5.2 percent and 3.3 percent per year, respectively, and there were no increases in student fees.

          4. General Fund support for the Department of Corrections grew as needed to meet increased prison population. No new prisons were approved for construction, however.

          5. There were no tax increases, and starting January 1, 1997, there was a 5 percent cut in corporate taxes. The suspension of the Renter's Tax Credit, first taken as a cost-saving measure during the recession, was continued.

          As noted, the economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (about $2.2 billion in 1995-96 and $1.6 billion in 1996-97) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. As a result, there was no dramatic increase in budget reserves, although the accumulated budget deficit from the recession years was finally eliminated in the past fiscal year.

          1997-98 FISCAL YEAR

          BACKGROUND

          On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of about $50.7 billion and proposed expenditures of $50.3 billion, resulting in an anticipated budget reserve in the SFEU of about $550 million. The Proposed Budget included provisions for a further 10% cut in Bank and Corporation Taxes, which ultimately was not enacted by the Legislature.

          At the time of the Department of Finance May Revision, released on May 14, 1997, the Department of Finance increased its revenue estimate for the upcoming fiscal year by $1.3 billion, in response to the continued strong growth in the State's economy. Budget negotiations continued into the summer, with major issues to be resolved including final agreement on State welfare reform, an increase in State employee salaries and consideration of the tax cut proposed by the Governor.

          In May, 1997, action was taken by the California Supreme Court in an ongoing lawsuit, PERS v. Wilson, below, which made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.235 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97. In late 1997, the plaintiffs filed a claim with the State Board of Control for payment of interest under the Court rulings in an amount of $308 million. The Department of Finance has recommended approval of this claim. If approved by the Board of Control, the claim would become part of an annual claims bill in the 1998-99 Budget.

          FISCAL YEAR 1997-98 BUDGET ACT

          Following the transfer of funds to the PERF, final agreement was reached within a few weeks on the welfare package and the remainder of the budget. The Legislature passed the Budget Bill on August 11, 1997, along with numerous related bills to implement its provisions. Agreement was not finally reached at that time on one aspect of the budget plan, concerning the Governor's proposal for a comprehensive educational testing program.

          On August 18, 1997, the Governor signed the Budget Act, but vetoed about $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. Approximately $200 million of this amount was restored in subsequent legislation passed before the end of the Legislative Session.

          The Budget Act anticipated General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. Subsequent to the Budget Act enactment, the State undertook its normal cash flow borrowing program by issuing $3.0 billion of Notes which mature June 30, 1998.

          The following were major features of the 1997-98 Budget Act:

          1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which have exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living-increase component of Proposition 98, and to extend the class size reduction and reading initiatives. See "STATE FINANCES -Proposition 98" above.

          2. The Budget Act reflected the $1.228 billion pension case judgment payment, and brings funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.

          3. Continuing the third year of a four-year "compact" which the Administration had made with higher education units, funding from the General Fund for the University of California and the California State University system was increased by approximately 6 percent ($121 million and $107 million, respectively). There was no increase in student fees.

          4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.

          5. Health and welfare costs were contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

          6. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in general funds, already included in the federal FY 1997 and 1998 budgets, were included in the Budget Act, to offset incarceration costs for illegal aliens.

          7. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million. The Legislature has not made any decision on conformity of State tax laws to the recent federal tax reduction bill; a comprehensive review of this subject is expected to take place next year.

          At the end of the Legislative Session on September 13, 1997, the Legislature passed and the Governor later signed several bills encompassing a coordinated package of fiscal reforms, mostly to take effect after the 1997-98 Fiscal Year. Included in the package are a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility. The Department of Finance estimates that the major impact of these fiscal reforms will occur in Fiscal Year 1998-99 and subsequent years.

          The Department of Finance released updated estimates for the 1997-98 Fiscal year on January 9, 1998 as part of the Governor's 1998-99 Fiscal Year Budget Proposal. Total revenues and transfers are projected at $52.9 billion, up approximately $360 million from the Budget Act projection. Expenditures for the fiscal year are expected to rise approximately $200 million above the original Budget Act, to $53.0 billion. The balance in the budget reserve, the SFEU, is projected to be $329 million at June 30, 1998, compared to $461 million at June 30, 1997.

          PROPOSED 1998-99 FISCAL YEAR BUDGET

          On January 9, 1998, the Governor released his Budget Proposal for the 1998-99 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects total General Fund revenues and transfers of $55.4 billion, a $2.5 billion increase (4.7 percent) over revised 1997-98 revenues. This revenue increase takes into account reduced revenues of approximately $600 million from the 1997 tax cut package, but also assumes approximately $500 million additional revenues primarily associated with capital gains realizations. The Governor's Budget notes, however, that capital gains activity and the resultant revenues derived from it are very hard to predict.

          Total General Fund expenditures for 1998-99 are recommended at $55.4 billion, an increase of $2.4 billion (4.5 percent) above the revised 1997-98 level. The Governor's Budget includes funds to pay the interest claim relating to the court decision on pension fund payments PERS v. Wilson (SEE "1997-98
                                               --------------
Fiscal Year" above). The Governor's Budget projects that the State will carry out its normal intra-year cash flow external borrowing in 1998-99, in an estimated amount of $3.0 billion. The Governor's Budget projects that the budget reserve, the SFEU, will be $296 million at June 30, 1999, slightly lower than the projected level at June 30, 1998 PERS liability.

          The Governor's Budget projects Special Fund revenues of $14.7 billion, and Special Fund expenditures of $15.2 billion, in the 1998-99 Fiscal Year. A total of $3.2 billion of bond fund expenditures are also proposed.

          OTHER MATTERS. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

          In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.

          In May 1996, a taxpayer action was filed against the City of San Diego ("San Diego") and the San Diego Convention Center Expansion Authority (the "Authority") challenging the validity of a lease revenue financing involving a lease (the "San Diego Lease") having features similar to the leases commonly used in California lease-based financings such as certificates of participation (the "Rider Case"). The Rider Case plaintiffs alleged that voter approval is required for the San Diego Lease (a) since the lease constituted indebtedness prohibited by Article XVI, Section 18 of the California Constitution without a two-thirds vote of the electorate, and (b) since San Diego was prohibited under its charter from issuing bonds without a two-thirds vote of the electorate, and the power of the Authority, a joint powers' authority, one of the members of which is San Diego, to issue bonds is no greater than the power of San Diego. in response to San Diego's motion for summary judgment, the trial Court rejected the plaintiffs' arguments and ruled that the San Diego Lease was constitutionally valid and that the Authority's related lease revenue bonds did not require voter approval. The plaintiffs appealed the matter to the Court of Appeals for the Fourth District, which affirmed the validity of the San Diego Lease and of the lease revenue bond financing arrangements. The plaintiffs then filed a petition for review with the California State Supreme Court, and, on April 2, 1997, the Court granted the plaintiff's petition for review. A decision from the Supreme Court is expected to be decided within the 1998 term.

          CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS.

          Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

          REVENUE DISTRIBUTION. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

          HEALTH CARE LEGISLATION. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

          The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

          Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

          California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

          These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

          MORTGAGES AND DEEDS. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

          Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

          In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

          Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

          Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

          PROPOSITION 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

          Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

          Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

          PROPOSITION 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

          PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

          Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

          During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers'
                                                          --------------------
Association v. Gould, which challenged the validity of these off-budget loans.
--------------------
During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

          PROPOSITION 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

          PROPOSITION 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

          1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

          2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

          3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

          4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

          5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

          6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

          7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

          8. Permits these provisions to be amended exclusively by the voters of the State of California.

          In September 1988, the California Court of Appeal in City of
                                                               -------
Westminster v. County of Orange, 204 Cal.App. 3d 623, 215 Cal.Rptr. 511 (Cal.Ct.
-------------------------------
App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal.App.3d 1058, subsequently
          -------------------------
held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake
                            -------------------         ----------------
decisions.

          In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28,
          ------------------------------------------------------
1995) 11 Cal.4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal.4th 344e,
                      ----- ------  --------
the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the
----------------
correctness of the City of Westminster decision, because that case appeared
                   -------------------
distinguishable, was not relied on by the parties in Guardino, and involved
                                                     --------
taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.
                ----------------

          Senate Bill 1590 (O'Connell), introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an
    --------
ordinance or resolution adopted before December 14, 1995. The California State Senate pas sed the Bill on May 16, 1996 and it is currently pending in the California State Assembly. It is not clear whether the Bill, if enacted, would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

          PROPOSITION 218. On November 5, 1996,the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

          Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

          Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held
--------------
that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v.
                                                                       --------
Brown by expanding the initiative power to include reducing or repealing
-----
assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

          The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

          Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

          Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

          PROPOSITION 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

SPECIAL CONSIDERATIONS WITH RESPECT TO NEW YORK MONEY FUND

          Some of the significant financial considerations relating to investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

          STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

          The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

          The State economic forecast has been raised slightly from the enacted budget forecast. Continued growth is projected in 1998 and 1999 for employment, wages, and personal income, although the growth rates of personal income and wages are expected to be lower than those in 1997. The growth of personal income is projected to decline from 5.7 percent in 1997 to 4.8 percent in 1998 and 4.2 percent in 1999, in part because growth in bonus payments is expected to slow down, a distinct shift from the torrid rate of the last few years. Overall employment growth is expected to be 1.9 percent in 1998, the strongest in a decade, but will drop to 1.0 percent in 1999, reflecting the slowing growth in the national economy, continued restraint in governmental spending, and restructuring in the health care, social service, and banking sectors.

          There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

          STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

          State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than
$1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

          Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1990-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

          The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The School Tax Relief Program ("STAR") program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.

          On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

          The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

          General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive

Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.

          The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the STAR, expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

          The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

          The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

          The Division of the Budget ("DOB") estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

          Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.

          Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

          In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

          RECENT FINANCIAL RESULTS. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

          On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

          The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

          The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

          DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the
                              ----
borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

          In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

          On January 13, 1992, Standard & Poor's Ratings Services ("Standard & Poor's") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, Standard & Poor's affirmed its A rating on the State's outstanding bonds.

          On January 6, 1992, Moody's Investors Service, Inc. ("Moody's") reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On July 6, 1998, Moody's assigned an A2 rating with a stable outlook to the State's general obligations.

          The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. Information on the State's five-year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget, will be released on or before July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

          The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.

          Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.

          The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

          LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (5) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (6) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (7) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (8) a challenge to the constitutionality of Clean Water/Clean Air Bond Act; and (9) a challenge to the Governor's application of his constitutional line item veto authority.

          Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

          The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

          Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

          AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

          NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's.

          On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, Standard & Poor's assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications.

          Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's again assigned on A3 rating to the City's general obligations and stated that its outlook was stable.

          New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City.

          Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

          On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP.
The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

          The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

          In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

          The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

          Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

          The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

          Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

          The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

          The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

          Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

          Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

          Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

          Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

          The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

          From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

          YEAR 2000 COMPLIANCE. The State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19". Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data.

          The Office for Technology is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.


                            INVESTMENT LIMITATIONS

          The following is a complete list of investment limitations and policies applicable to each of the Funds or, as indicated below, to specific Funds, that may not changed without the affirmative votes of the holders of a majority of each Fund's outstanding shares (as defined below under "Miscellaneous"):

          1. A Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

          2. A Fund may not act as an underwriter of securities. A Fund will not be an underwriter for purposes of this limitation if it purchases securities in transactions in which the Fund would not be deemed to be an underwriter for purposes of the Securities Act of 1933.

          3. A Fund may not make loans. The purchase of debt obligations, the lending of portfolio securities and the entry into repurchase agreements are not treated as the making of loans for purposes of this limitation.

          4. A Fund may not purchase or sell real estate. The purchase of securities secured by real estate or interests therein are not considered to be a purchase of real estate for the purposes of the limitation.

          5. A Fund may not purchase or sell commodities or commodities contracts

          6. A Fund may, notwithstanding any other fundamental investment limitations, invest all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

          7.  With respect to TempFund, TempCash, MuniFund and MuniCash only: A
              --------------------------------------------------------------
Fund may not purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

          8.  With respect to TempFund only.  TempFund may not purchase any
              -----------------------------
securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, and bankers' acceptances and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy. The Fund interprets the exception for "certificates of deposit, and bankers' acceptances" in this fundamental policy to include other similar obligations of domestic banks.

          9.  With respect to TempCash only:  TempCash may not purchase any
              -----------------------------
securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the value of its total assets to be invested in the obligations of issuers in any other industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills and other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

          10. With respect to California Money Fund and New York Money Fund
              -------------------------------------------------------------
only: Each of these Funds may not purchase any securities which would cause 25%
----
or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions.

          The following is a partial list of non-fundamental investment limitations applicable to each of the Funds or, as indicated below, to specific Funds. Unlike a fundamental limitation, a non-fundamental investment limitation may be changed without the approval of shareholders.

          1. A Fund may not acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

          2.  With Respect to MuniFund, MuniCash, Cal Money and NY Money only:
              ---------------------------------------------------------------
The Fund may not invest more than 10% of the value of the Fund's total assets in illiquid securities which may be illiquid due to legal or contractual restrictions on resale or the absence of readily available market quotations.

          3.  MuniFund and MuniCash only:  A Fund may not invest in industrial
              --------------------------
revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than 3 years of continuous operations.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

IN GENERAL

          Information on how to purchase and redeem each Fund's shares is included in the applicable Prospectuses. The issuance of shares is recorded on a Fund's books, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

          The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Company believes that the purchase of shares of the Funds by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

          Prior to effecting a redemption of shares represented by certificates, PFPC, the Company's transfer agent, must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance the signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Signature Program (MSP) and the New York Stock Exchange, Inc. Medallion Securities Program. Signature guarantees that are not part of these programs will not be accepted. A Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

          Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          In addition, if, in the opinion of the directors of a Company, ownership of shares has or may become concentrated to an extent which would cause a Fund to be deemed a personal holding company, a Fund may compel the redemption of, reject any order for or refuse to give effect on the books of a Fund to the transfer of a Fund's shares in an effort to prevent that consequence. A Fund may also redeem shares involuntarily if such redemption appears appropriate in light of a Fund's responsibilities under the 1940 Act or otherwise. If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other property. In certain instances, a Fund may redeem shares pro rata from each shareholder of record without payment of monetary consideration.

          Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the portfolios, or classes of shares, must maintain a separate Master Account for each Fund's class of shares. Institutions may also arrange with PFPC for certain sub-accounting services (such as purchase, redemption, and dividend recordkeeping). Sub-accounts may be established by name or number either when the Master Account is opened or later.

NET ASSET VALUE

          Net asset value per share of each share in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to a Fund, subtracting the Fund's liabilities, and dividing the result by the number of outstanding shares in the Fund. "Assets belonging to" a Fund consist of the consideration received upon the issuance of Fund shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets not belonging to a particular portfolio. Assets belonging to a Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company allocated on a daily basis in proportion to the relative net assets of each of the portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board of Trustees as to the allocation of any assets or liabilities with respect to a Fund are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund, and for payments to Service

Organizations are borne solely by Dollar Shares, Plus Shares, Administration Shares, Cash Reserve Shares and Cash Management Shares, respectively.

          In computing the net asset value of its shares for purposes of sales and redemptions, each Fund uses the amortized cost method of valuation pursuant to Rule 2a-7. Under this method, a Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of a Fund's securities which are higher or lower than the market value of such securities.

          In connection with its use of amortized cost valuation, each Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 13 months (with certain exceptions). The Board of Trustees has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize each Fund's net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which a Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten a Fund's average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a net asset value per share determined by using available market quotations.


                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

          The business and affairs of the Company are managed under the direction of the Board of Trustees. The Trustees and executive officers, their addresses, ages, principal occupations during the past five years and other affiliations are as follows:

                                   Position with             Principal Occupation
Name                               the Company        Age    During Past 5 Years
----                               -------------      ---    --------------------
G. Nicholas Beckwith, III         Trustee                53  President and Chief Executive
                                                             Officer, Beckwith Machinery
                                                             Company; First Vice Chairman of the
                                                             Board of  Directors, University of
                                                             Pittsburgh Medical Center
                                                             Shadyside/Presbyterian Hospitals;
                                                             Second Vice Chairman of the Board
                                                             of Directors, University of
                                                             Pittsburgh Medical Center Health
                                                             System; Board of Overseers, Brown
                                                             University School of Medicine;
                                                             Board of Trustees, Shady Side
                                                             Academy; Trustee, Claude
                                                             Worthington Benedum Foundation;
                                                             Trustee, Chatham College; Director
                                                             or Trustee of two other investment
                                                             companies advised by BIMC.

Jerrold B. Harris                 Trustee,               56  President and Chief Executive
                                  President and              Officer, VWR Scientific Products
                                  Treasurer                  Corp.; Director or Trustee of two
                                                             other investment companies advised
                                                             by BIMC.

Rodney D. Johnson*                Trustee,               57  President, Fairmount Capital
                                  President and              Advisors, Inc.; Director or Trustee
                                  Treasurer                  of five other investment companies
                                                             advised by BIMC.

Joseph P. Platt, Jr.              Trustee                51  Partner, Amarna Partners (private
                                                             investment company); formerly, a
                                                             Director and Executive Vice
                                                             President of Johnson & Higgins.

Robert C. Robb, Jr.1              Trustee                53  Partner, Lewis, Eckert, Robb &
                                                             Company (          ); Trustee, EQK
                                                             Realty Investors; Director, Tamaqua
                                                             Cable Products Company; Director,
                                                             Brynwood Partners; former Director,
                                                             PNC Bank.

                                   Position with             Principal Occupation
Name                               the Company        Age    During Past 5 Years
----                               -------------      ---    --------------------
Kenneth L. Urish                  Trustee                47  Managing Partner, Urish Popeck &
                                                             Co. LLC (certified public
                                                             accountants and consultants).

Frederick W. Winter               Trustee                53  Dean, Joseph M. Katz School of
                                                             Business  University of Pittsburgh;
                                                             formerly, Dean, School of
                                                             Management - State University of
                                                             New York at Buffalo (1994-1997);
                                                             former Director, Rand Capital
                                                             (1996-1997); former Director, Bell
                                                             Sports (1991-1998); former
                                                             Director, Alkon Corporation
                                                             (1992-1998).

W. Bruce McConnel, III            Secretary              54  Partner of the law firm of Drinker
                                                             Biddle & Reath LLP, Philadelphia,
                                                             Pennsylvania

------------------------------
* Mr. Johnson is an "interested person" of Provident Institutional Funds, as that term is defined in the 1940 Act, because he is an officer of the Company.

1.   From 1994 until April 14, 1998, Mr. Robb was a director of PNC Bank.

          The following provides certain information about the fees received by the trustees/directors of the Predecessor Companies and/or the Company and as directors/trustees of the Fund Complex for the year ending December 31, 1998.


===============================================================================================================

                                                         PENSION OR                          TOTAL
                                                         RETIREMENT                     COMPENSATION FROM
                                       AGGREGATE          BENEFITS                       COMPANY AND/OR
                                      COMPENSATION    ACCRUED AS PART                      PREDECESSOR
                                          FROM       OF COMPANY  AND/OR   ESTIMATED      COMPANIES AND
                                     COMPANY AND/OR     PREDECESSOR         ANNUAL        FUND COMPLEX1
          NAME OF PERSON,             PREDECESSOR        COMPANIES       BENEFITS UPON       PAID TO
             POSITION                  COMPANIES          EXPENSES        RETIREMENT        TRUSTEES
             --------                  ---------          --------        ----------        --------
---------------------------------------------------------------------------------------------------------------
G. Nicholas Beckwith, III, Trustee         $                n/a               n/a          $       2
---------------------------------------------------------------------------------------------------------------
Jerrold B. Harris, Trustee                 $                n/a               n/a          $       2
---------------------------------------------------------------------------------------------------------------
Rodney D. Johnson*, Trustee,               $                n/a               n/a          $       2
President and Treasurer
---------------------------------------------------------------------------------------------------------------
Joseph P. Platt, Jr., Trustee              $                n/a               n/a          $       2
---------------------------------------------------------------------------------------------------------------
Robert C. Robb, Jr.,1 Trustee              $                n/a               n/a          $       2
---------------------------------------------------------------------------------------------------------------
Kenneth L. Urish, Trustee                  $                n/a               n/a          $       2
---------------------------------------------------------------------------------------------------------------
Federick W. Winter, Trustee                $                n/a               n/a          $       2
===============================================================================================================

1. A Fund complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of such other investment companies a trustee served on within the Fund Complex.

* This trustee is considered by the Company to be an "interested person" of the Company as defined by the 1940 Act.

          Until January 28, 1998, when the Predecessor Companies were reorganized into the Company G. Willing Pepper was director/trustee and Chairman of the Board of Temp, Fed and Cal Muni. William R. Howell and Rudolph A. Peterson were each directors of Cal Muni. Anthony Santomero was a director of Cal Muni and NY Muni. Philip E. Coldwell and Robert F. Fortune were directors/trustees of Temp, Fed and Muni. Thomas A. Melfe and Francis E. Drake were each directors of NY Muni. Mr. Melfe was also Chairman of the Board of NY Muni.

          Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receive legal fees as counsel to the Predecessor Companies and receives legal fees as counsel to the Company. No employee of PDI, BIMC, PFPC or PNC Bank receives any compensation from the Predecessor Companies for acting as an officer or director of the Predecessor Companies. The directors and officers of the Predecessor Companies as a group own less than 1% of the shares of each of the Predecessor Funds.

INVESTMENT ADVISER

          The advisory services provided by BIMC are described in the Funds' Prospectuses. For the advisory services provided and expenses assumed by it, BIMC is entitled to receive fees, computed daily and payable monthly, at the following annual rates:

               TEMPFUND:
               --------

ANNUAL FEE               AVERAGE NET ASSETS
----------               ------------------

 .175%....................of the first $1 billion
 .150%....................of the next $1 billion
 .125%....................of the next $1 billion
 .100%....................of the next $1 billion
 .095%....................of the next $1 billion
 .090%....................of the next $1 billion
 .080%....................of the next $1 billion
 .075%....................of the next $1 billion
 .070%...............of amounts in excess of $8 billion.


     TEMPCASH, MUNIFUND AND MUNICASH:
     -------------------------------

ANNUAL FEE               A FUND'S AVERAGE NET ASSETS
----------               ---------------------------

 .175%....................of the first $1 billion
 .150%....................of the next $1 billion
 .125%....................of the next $1 billion
 .100%....................of the next $1 billion
 .095%....................of the next $1 billion
 .090%....................of the next $1 billion
 .085%....................of the next $1 billion
 .080%...............of amounts in excess of $7 billion.

FED FUND, T FUND, FEDERAL TRUST FUND AND TREASURY TRUST FUND:
------------------------------------------------------------

                         THE FUNDS' COMBINED
ANNUAL FEE               AVERAGE NET ASSETS
----------               -------------------

 .175%....................of the first $1 billion
 .150%....................of the next $1 billion
 .125%....................of the next $1 billion
 .100%....................of the next $1 billion
 .095%....................of the next $1 billion
 .090%....................of the next $1 billion
 .085%....................of the next $1 billion
 .080%...............of amounts in excess of $7 billion.


CALIFORNIA MONEY FUND AND NEW YORK MONEY FUND:
---------------------------------------------

ANNUAL FEE              A FUND'S AVERAGE NET ASSETS
----------              ---------------------------

 .20%....................of the total net assets

          PFPC, as described below under "Co-Administrators", and BIMC are co-administrators of the Fund. They may from time to time reduce their fees to ensure that the ordinary operating expenses (excluding interest, taxes, brokerage fees, fees paid to Service Organizations pursuant to Servicing Agreements, and extraordinary expenses) do not exceed a specified percentage of each Funds' average net assets.

          The following chart provides information with respect to the advisory fees paid and advisory fees waived during the fiscal years of each Fund ended in 1996, 1997 and 1998:

------------------------------------------------------------------------------------------------------------------
FUND                   1998                              1997                                 1996
------------------------------------------------------------------------------------------------------------------
             ADVISORY        ADVISORY         ADVISORY          ADVISORY          ADVISORY           ADVISORY
               FEES            FEES             FEES              FEES              FEES               FEES
               PAID           WAIVED            PAID             WAIVED             PAID              WAIVED
------------------------------------------------------------------------------------------------------------------
TempFund
------------------------------------------------------------------------------------------------------------------
TempCash
------------------------------------------------------------------------------------------------------------------
FedFund
------------------------------------------------------------------------------------------------------------------
T-Fund
------------------------------------------------------------------------------------------------------------------
Federal Trust
Fund
------------------------------------------------------------------------------------------------------------------
Treasury Trust
Fund
------------------------------------------------------------------------------------------------------------------
MuniFund
------------------------------------------------------------------------------------------------------------------
MuniCash
------------------------------------------------------------------------------------------------------------------
California
Money
------------------------------------------------------------------------------------------------------------------
New York
Money
------------------------------------------------------------------------------------------------------------------

________________________

The Funds' fiscal year ends are as follows: October 31: TempFund and TempCash September 30, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund October 31, MuniFund and MuniCash November 30, California Money Fund January 31 and New York Money Fund July 31.

CO-ADMINISTRATORS

          BIMC and PFPC serve as the Fund's co-administrators. PFPC has its principal business address at 400 Bellevue Parkway, Wilmington, Delaware 19809 and is an indirect, wholly-owned subsidiary of PNC Bank Corp. and is an affiliate of BIMC As the Funds' co-administrators, BIMC and PFPC have agreed to provide the following services: (i) assist generally in supervising the Funds' operations, including providing a Wilmington, Delaware order-taking facility with toll-free IN-WATS telephone lines, providing for the preparing, supervising and mailing of purchase and redemption order confirmations to shareholders of record, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, maintaining a back-up procedure to reconstruct lost purchase and redemption data, providing information concerning the Funds to their shareholders of record, handling shareholder problems, providing the services of employees to preserve and strengthen shareholder relations and monitoring the arrangements pertaining to the Funds' agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds' prospectuses; (iv) assist in the Funds' Wilmington, Delaware office; (v) accumulate information for and coordinate the preparation of reports to the Funds' shareholders and the SEC;
(vi)
maintain the registration of the Funds' shares for sale under state securities laws; (vii) review and provide advice with respect to all sales literature of the Funds; and (viii) assist in the monitoring of regulatory and legislative developments which may affect the Company, participate in counseling and assisting the Company in relation to routine regulatory examinations and investigations, and work with the Company's counsel in connection with regulatory matters and litigation.

          For their administrative services, the co-administrators are entitled jointly to receive fees, computed daily and payable monthly, as described above determined in the same manner as BIMC's advisory fee set forth above. For information regarding the administrators' obligation to reimburse the Funds in the event their expenses exceed certain prescribed limits, see "Investment Adviser" above. Any fees waived by the administrators with respect to a particular fiscal year are not recoverable.

          The following chart provides information with respect to the administration fees paid and administration fees waived during the fiscal year end for each Fund ended in 1996, 1997 and 1998

------------------------------------------------------------------------------------------------------------------
FUND                   1998                                1997                                1996
------------------------------------------------------------------------------------------------------------------
         ADMINISTRATION    ADMINISTRATION    ADMINISTRATION    ADMINISTRATION    ADMINISTRATION    ADMINISTRATION
           FEES PAID        FEES WAIVED        FEES PAID        FEES WAIVED        FEES PAID        FEES WAIVED
------------------------------------------------------------------------------------------------------------------
TempFund
------------------------------------------------------------------------------------------------------------------
TempCash
------------------------------------------------------------------------------------------------------------------
FedFund
------------------------------------------------------------------------------------------------------------------
T-Fund
------------------------------------------------------------------------------------------------------------------
Federal Trust
Fund
------------------------------------------------------------------------------------------------------------------
Treasury Trust
Fund
------------------------------------------------------------------------------------------------------------------
MuniFund
------------------------------------------------------------------------------------------------------------------
MuniCash
------------------------------------------------------------------------------------------------------------------
California
Money
------------------------------------------------------------------------------------------------------------------
New York
Money
------------------------------------------------------------------------------------------------------------------

The Funds' fiscal year ends are as follows: October 31: TempFund and TempCash September 30, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund October 31, MuniFund and MuniCash November 30, California Money Fund January 31, and New York Money Fund July 31.

DISTRIBUTOR

          Provident Distributors, Inc. ("PDI") PDI acts as the distributor of the Fund's shares. PDI is a Delaware corporation and has its principal business address at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. Each Fund's shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Fund shares). The distributor prepares or reviews, provides advice with respect to, and files with the federal and state agencies or other organizations as required by federal, state or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or subclass thereof. No compensation is payable by the Fund to the distributor for its distribution services.

CUSTODIAN AND TRANSFER AGENT

          Pursuant to a Custodian Agreement, PNC Bank, an affiliate of the Adviser, serves as each Fund's custodian, holding a Fund's portfolio securities, cash and other property. PNC Bank has its principal offices at 1600 Market Street, Philadelphia, PA 19103. Under the Custodian Agreement, PNC Bank has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund; (ii) hold and disburse portfolio securities on account of a Fund; (iii) collect and make disbursements of money on behalf of a Fund; (iv) collect and receive all income and other payments and distributions on account of a Fund's portfolio securities; and (v) make periodic reports to the Board of Trustees concerning a Fund's operations.

          PNC Bank is also authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of a Fund, provided that PNC Bank shall remain responsible for the performance of all of its duties under the Custodian Agreement and shall hold each Fund harmless from the acts and omissions of any bank or trust company serving as sub-custodian chosen by PNC Bank.

          Under the Custodian Agreement, each Fund pays PNC Bank an annual fee equal to $.25 for each $1,000 of each Fund's average daily gross assets. With respect to TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund and MuniCash, such fee declines as each such Fund's average daily gross assets increase. In addition, each Fund pays the custodian certain types of transaction charges, and reimburses the custodian for out-of-pocket expenses incurred on behalf of the Fund.

          PFPC also serves as transfer agent, registrar and dividend disbursing agent to each Fund pursuant to a Transfer Agency Agreement. Under the Agreement, PFPC has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund; (ii) issue, transfer and redeem Fund shares; (iii) transmit all communications by a Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (iv) respond to correspondence by shareholders, security brokers and others relating to its duties; (v) maintain shareholder accounts and sub-accounts; (vi) provide installation and other services in connection with the Funds' computer access program maintained to facilitate shareholder access to a Fund; (vii) send each shareholder of record a monthly statement showing the total number of a Fund's shares owned as of the last business day of the month (as well as the dividends paid during the current month and year); and (viii) provide each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's Master Account with a Fund. Further, an institution establishing sub-accounts with PFPC is provided with a daily transaction report for each day on which a transaction occurs in a sub-account and, as of the last calendar day of each month, a report which sets forth the share balances for the sub-accounts at the beginning and end of the month and income paid or reinvested during the month. Finally, PFPC provides each shareholder of record with copies of all information relating to dividends and distributions which is required to be filed with the Internal Revenue Service and other appropriate taxing authorities.

          For transfer agency and dividend disbursing services, each Fund pays PFPC fees at the annual rate of $12.00 per account and sub-account maintained by PFPC plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends). Payments to PFPC for sub-accounting services provided by others are limited to the amount which PFPC pays to others for such services. In addition, each Fund reimburses PNC Bank and PFPC for out-of-pocket expenses related to such services.

BANKING LAWS

          Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers.

          BIMC, PNC Bank and PFPC believe that they may perform the services for the Funds contemplated by their respective agreements, Prospectuses and this Statement of Additional Information without violation of applicable banking laws or regulations. It should be noted, however, that future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present requirements, could prevent BIMC and PFPC from continuing to perform such services for the Funds.
If BIMC and PFPC were prohibited from continuing to perform such services, it is expected that the Company's Board of Trustees would recommend that the Funds enter into new agreements with other qualified firms. Any new advisory agreement would be subject to shareholder approval.

          In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

SERVICE ORGANIZATIONS

          Each of the Funds enter into agreements with institutional investors ("Service Organizations") requiring them to provide support services to their customers who beneficially own Dollar Shares and, with respect to T-Fund, MuniFund, TempFund, NY Money Fund and California Money Fund, Plus Shares, in consideration of .25% (on an annualized basis) of the average daily net asset value of the Dollar and Plus Shares held by the Service Organizations for the benefit of their customers. Such services include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the transfer agent; (ii) providing customers with a service that invests the assets of their accounts in Dollar or Plus Shares; (iii) processing dividend payments from the Fund on behalf of customers;
(iv) providing information periodically to customers showing their positions in Dollar and Plus Shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the Service Organizations; (vii) providing sub-accounting with respect to Dollar and Plus Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers, if required by law; and
(ix) other similar services if requested by the Fund. In addition, broker/dealers purchasing Plus shares provide from time to time assistance (such as the forwarding of sales literature and advertising to customers) in connection with the distribution of Plus shares.

          TempFund, T-Fund, MuniFund and California MoneyFund may also enter into agreements with Service Organizations requiring them to provide support services to their customers who beneficially own Administration Shares, in consideration of .10% (on an annualized basis) of the average daily net asset value of the Administration Shares held by the Service Organization for the benefit of their customers. Such services include, but not limited to: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the shareholders' investments; and (ii) assisting shareholders in designating and changing dividend options, account designations and addresses.

          TempFund, T-Fund, MuniFund and California MoneyFund may also enter into agreements with Service Organizations requiring them to provide support services to their customers who beneficially own Cash Reserve Shares, in consideration of .40% (on an annualized basis) of the average net asset value of the Cash Reserve Shares held by the Service Organization for the benefit of their customers. Such services include all services provided to Administration Shares and Dollar Shares as well as the following (i) providing the necessary computer hardware and software which links the Service Agent's DDA system to an account management system; (ii) providing the software that aggregates the customers orders and establishes an order to purchase or redeem shares of the Fund; (iii) establishing target levels for the shareholders' demand deposit accounts; (iv) providing periodic statements showing a customer's account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with a Service Agent; and (v) furnishing (either separately or an integrated basis with other reports sent to a shareholder by a Service Agent) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

          TempFund, T-Fund, MuniFund and California MoneyFund may also enter into agreements with Service Organizations requiring them to provide support services to their customers who beneficially own Cash Management Shares, in consideration of .50% (on an annualized basis) of the average net asset value of the Cash Management Shares held by the Service Organization for the benefit of their customers. Such services include all services provided to Cash Reserve Shares as well as the following (i) implementation of marketing and promotional activities, including direct mail promotions for sweep services,
(ii) expenditures for marketing support services such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting sweep services, (iv) travel, equipment, printing, delivery and mailing costs overhead and other office expenses attributable to the marketing of sweep services.

          The Fund's agreements with Service Organizations are governed by Plans (called "non-12b-1 Shareholder Services Plan" for the Dollar, Administration, Cash Reserves and Cash Management Shares and "12b-1 Services Plan" for the Plus shares), which have been adopted by the Fund's Board of Trustees pursuant to applicable rules and regulations of the SEC. Pursuant to the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under the Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Service Organizations must be approved annually by a majority of the Fund's trustees, including a majority of the trustees who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.


          The Board of Trustees have approved the Funds' arrangements with Service Organizations based on information provided to the Boards that there is a reasonable likelihood that the arrangements will benefit the Class of Shares of the Fund charged with such fees and its shareholders. Any material amendment to the Funds' arrangements with Service Organizations must be made in a manner approved by a majority of the Funds' Board of Trustees (including a majority of the Non-Interested Trustees), and any amendment to increase materially the costs under the 12b-1 Services Plan adopted by the Board with respect to Plus shares must be approved by the holders of a majority of the outstanding Plus shares. (It should be noted that while the annual service fee with respect to Plus shares is currently set at .25%, the Plans adopted by the Board of Trustees permits the Board to increase this fee to .40% without shareholder approval.)
So long as the Funds' arrangements with Service Organizations are in effect, the selection and nomination of the members of the Funds' Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested directors.

          The following chart provides information with respect to the fees paid to Service Organizations , including the amounts paid to affiliates of BIMC during the fiscal year for each Fund ended in 1996, 1997 and 1998.

-----------------------------------------------------------------------------------------------
FUND                                   1998                   1997                 1996
-----------------------------------------------------------------------------------------------
                                Total Fee/Fees to      Total Fees/Fees to   Total Fees/Fees to
                                    Affiliates             Affiliates           Affiliates
-----------------------------------------------------------------------------------------------
TempFund Dollar
-----------------------------------------------------------------------------------------------
TempCash Dollar
-----------------------------------------------------------------------------------------------
FedFund Dollar
-----------------------------------------------------------------------------------------------
T-Fund Dollar
-----------------------------------------------------------------------------------------------
Treasury Trust Dollar
-----------------------------------------------------------------------------------------------
Federal Trust Dollar
-----------------------------------------------------------------------------------------------
MuniFund Dollar
-----------------------------------------------------------------------------------------------
MuniCash Dollar
-----------------------------------------------------------------------------------------------
California Money Dollar
-----------------------------------------------------------------------------------------------
California Money Plus
-----------------------------------------------------------------------------------------------
New York Money Dollar
-----------------------------------------------------------------------------------------------
New York Money Plus
-----------------------------------------------------------------------------------------------

______________________________________

     The Funds' fiscal year ends are as follows: October 31: TempFund and TempCash September 30, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund October 31, MuniFund and MuniCash November 30, California Money Fund January 31, and New York Money Fund July 31.

EXPENSES
--------

          A Fund's expenses include taxes, interest, fees and salaries of the Company's Trustees and officers who are not Trustees, officers or employees of the Company's service contractors, SEC fees, state securities registration fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, Service Organization fees, costs of the Funds' computer access program, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. A Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.


                    ADDITIONAL INFORMATION CONCERNING TAXES

          The following summarizes certain additional tax considerations generally affecting all Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders or possible legislative changes, and the discussion here and in the applicable Prospectuses is not intended as a substitute for careful tax planning.

          As stated in each Prospectus, each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code") and intends to qualify each year as a regulated investment company under the Code. In order to so qualify for a taxable year, a Fund must satisfy the distribution requirement described in the Prospectuses, derive at least 90% of its gross income for the year from certain qualifying sources and comply with certain diversification requirements.

          A 4% nondeductible excise tax is imposed on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          If for any taxable year a Fund does not qualify for tax treatment as a regulated investment company, all of that Fund's taxable income will be subject to tax at regular corporate rates without any deduction for distributions to Fund shareholders. In such event, dividend distributions to shareholders would be taxable as ordinary income to the extent of that Fund's earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds paid to a shareholder who has failed to provide a correct tax identification number in the manner required, is subject to withholding by the Internal Revenue Service for failure properly to include on his return payments of taxable interest or dividends, or has failed to certify to the Fund that he is not subject to backup withholding when required to do so or that it is an "exempt recipient."

          Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income tax, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from the treatment under federal income tax laws. Shareholders are advised to consult their tax advisors concerning the application of state and local taxes.

          The following is applicable to MuniFund, MuniCash, California Money Fund and New York Money Fund only:

          As described above and in the Funds' Prospectuses, each Fund is designed to provide institutions with current tax-exempt interest income. Neither Fund is intended to constitute a balanced investment program nor is designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of a Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from a Fund's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, a Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners, and an S Corporation and its shareholders.

          In order for a Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of that Fund's assets must consist of exempt-interest obligations. After the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid by that Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by that Fund for the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as federal tax exempt-interest dividends will be the same for all shareholders of such Fund receiving dividends for such year.

          Interest on indebtedness incurred by a shareholder to purchase or carry a Fund's shares generally is not deductible for federal income tax purposes if that Fund distributes exempt-interest dividends during the shareholder's taxable year.

          Although each Fund does not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed at least annually. A Fund will generally have no tax liability with respect to such gains, and the distributions will be taxable to a Fund's shareholders as long-term capital gains (20% or 28%, as applicable), regardless of how long a shareholder has held a Fund's shares. Such distributions will be designated as a capital gain dividend in a written notice mailed by a Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

          Similarly, although each Fund does not expect to earn any investment company taxable income, taxable income earned by a Fund will be distributed to its shareholders. In general, a Fund's investment company taxable income will be its taxable income (for example, any short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund will be taxed on any undistributed investment company taxable income of that Fund. To the extent such income is distributed by a Fund (whether in cash or additional shares), it will be taxable to such Fund's shareholders as ordinary income.

          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.


                                   DIVIDENDS

GENERAL
-------

          Each Fund's net investment income for dividend purposes consists of
(i) interest accrued and original issue discount earned on that Fund's assets,
(ii) plus the amortization of market discount and minus the amortization of market premium on such assets and (iii) less accrued expenses directly attributable to that Fund and the general expenses (e.g. legal, accounting and Trustees' fees) of the Company prorated to such Fund on the basis of its relative net assets. Any realized short-term capital gains may also be distributed as dividends to Fund shareholders. In addition, a Fund's Dollar Shares and/or Plus Shares bear exclusively the expense of fees paid to Service Organizations. (See "Management of the Funds -- Service Organizations.")

          As stated, the Company uses its best efforts to maintain the net asset value per share of each Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by either Fund, it is possible that the Fund's net asset value per share may fall below $1.00.


                         ADDITIONAL YIELD INFORMATION

          The "yields" and "effective yields" are calculated separately for each Fund. The seven-day yield for each class or sub-class of shares in a Fund is calculated by determining the net change in the value of a hypothetical pre-existing account in a Fund having a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, the effective annualized yield may be computed on a compounded basis (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result. Similarly, based on the calculations described above, 30-day (or one-month) yields and effective yields may also be calculated.

          The following chart provides information with respect to the yields as of December 31, 1998. *

--------------------------------------------------------------------------------------------------------------
                                               7 DAY                                    30 DAY
--------------------------------------------------------------------------------------------------------------
                                  YIELD              COMPOUNDED               YIELD            COMPOUNDED
                                                      EFFECTIVE                                 EFFECTIVE
                                                        YIELD                                     YIELD
--------------------------------------------------------------------------------------------------------------
TempFund
--------------------------------------------------------------------------------------------------------------
TempFund Dollar
--------------------------------------------------------------------------------------------------------------
TempCash
--------------------------------------------------------------------------------------------------------------
TempCash Dollar
--------------------------------------------------------------------------------------------------------------
FedFund
--------------------------------------------------------------------------------------------------------------
FedFund Dollar
--------------------------------------------------------------------------------------------------------------
T-Fund
--------------------------------------------------------------------------------------------------------------
T-Fund Dollar
--------------------------------------------------------------------------------------------------------------
Federal Trust Fund
--------------------------------------------------------------------------------------------------------------
Federal Trust Dollar
--------------------------------------------------------------------------------------------------------------
Treasury Trust Fund
--------------------------------------------------------------------------------------------------------------
Treasury Trust Dollar
--------------------------------------------------------------------------------------------------------------
MuniFund
--------------------------------------------------------------------------------------------------------------
MuniFund Dollar
--------------------------------------------------------------------------------------------------------------
MuniCash
--------------------------------------------------------------------------------------------------------------
MuniCash Dollar
--------------------------------------------------------------------------------------------------------------
California Money Fund
--------------------------------------------------------------------------------------------------------------
California Money Dollar
--------------------------------------------------------------------------------------------------------------
California Money Plus
--------------------------------------------------------------------------------------------------------------
New York Money Fund
--------------------------------------------------------------------------------------------------------------
New York Money Dollar
--------------------------------------------------------------------------------------------------------------
New York Money Plus
--------------------------------------------------------------------------------------------------------------



        * No information is provided regarding the yields with respect to the Administration, Cash Reserves and Cash Management Classes of TempFund, MuniFund, T-Fund and California Money Fund and the Plus Shares of T-Fund, MuniFund and TempFund because such Classes had no Shares outstanding on December 31, 1998.

          From time to time, in reports to shareholders or otherwise, a Fund's yield may be quoted and compared to that of other money market funds or accounts with similar investment objectives, to stock or other relevant indices and to other reports or analyses that relate to yields, interest rates, total return, market performance, etc. For example, the yield of the Fund may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by
                   ----- ---- -------
IBC/Donoghue's MONEY FUND REPORT(R) of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market
                                      ---- ---- -------
deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

          YIELD WILL FLUCTUATE, AND ANY QUOTATION OF YIELD SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE FUND. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the investments held in a fund, portfolio maturity, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts in investing in shares of a Fund will not be included in yield calculations; such fees, if charged, would reduce the actual yield from that quoted.

          The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Materials"), discussions or illustrations of the effects of compounding. "Compounding" refers to the fact that, if dividends or other distributions on an investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

          In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on certain assumptions and action plans offering investment alternatives), investment management strategies, techniques, policies or investment suitability of a Fund, economic and political conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities, and hypothetical investment returns based on certain assumptions. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historical performance of select asset classes. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing and the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments, designations assigned a Fund by various rating or ranking organizations, and Fund identifiers (such as CUSIP numbers or NASDAQ symbols). Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

          Materials may include lists of representative clients of the Funds' investment adviser, may include discussions of other products or services, may contain information regarding average weighted maturity or other maturity characteristics, and may contain information regarding the background, expertise, etc. of the investment adviser or of a Fund's portfolio manager.

          From time to time in advertisements, sales literature and communications to shareholders, the Funds may compare their total returns to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is found in IBC/Donoghue's Money Fund Report and reports prepared by Lipper Analytical Services, Inc. Total return is the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. SUCH RANKINGS REPRESENT THE FUNDS' PAST PERFORMANCE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS.

          The following information has been provided by the Funds' distributor:
In managing each Fund's portfolio, the investment adviser utilizes a "pure and simple" approach, which may include disciplined research, stringent credit standards and careful management of maturities.


                   ADDITIONAL DESCRIPTION CONCERNING SHARES

          The Company was organized as a Delaware business trust on October 21, 1998. The Company's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Company and to classify or reclassify any unissued shares into one or more series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of ten series of shares designated as TempFund, TempCash, FedFund, T-Fund, Federal Trust Fund, Treasury Trust Fund, MuniFund, MuniCash, California Money Fund and New York Money Fund. The Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. Currently, the classes authorized are Dollar, Plus, Administration, Cash Reserves and Cash Management.

          The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Company's shares, the Company will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. To the extent required by law, the Company will assist in shareholder communication in such matters.

          Holders of shares in a Fund in the Company will vote in the aggregate and not by class or sub-class on all matters, except as described above, and except that only a Fund's Dollar Shares, will and with respect to California Money Fund and New York Money Fund, Plus Shares, be entitled to vote on matters submitted to a vote of shareholders pertaining to that Fund's arrangements with Service Organizations. (See "Management of the Funds -- Service Organizations.") Further, shareholders of each of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.

          Notwithstanding any provision of Delaware law requiring a greater vote of shares of the Company's Common Stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                    COUNSEL

          Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, of which W. Bruce McConnel, III, Secretary of the Company, is a partner, will pass upon the legality of the shares offered hereby.


                                   AUDITORS

          PricewaterhouseCoopers LLP, with offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103 has been selected as the independent accountants of each Fund for the fiscal year ended October 31 1999.

                                 MISCELLANEOUS

SHAREHOLDER VOTE

          As used in this Statement of Additional Information, a "majority of the outstanding shares" of a Fund or of a particular portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of that Fund's shares (irrespective of class or subclass) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund (irrespective of class or subclass) or of the portfolio.

SECURITIES HOLDINGS OF BROKERS

          As of the end of each Predecessor Company's most recent fiscal year as noted above under "General Information", the value of each Fund's aggregate holdings of the securities of each of its regular brokers or dealers or their parents was:

CERTAIN RECORD HOLDERS

          On November __ 1998, the name address and percentage of ownership of each shareholders that owned beneficially 5% or more of the outstanding shares of each Fund is as follows:

                                  APPENDIX A
                                  ----------

COMMERCIAL PAPER RATINGS
------------------------

  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the applicable rating categories used by Standard and Poor's for commercial paper:

  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the applicable rating categories used by Moody's for commercial paper:

  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  The applicable rating categories of Duff & Phelps for commercial paper and short-term debt are "D-1" and "D-2." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the applicable ratings used by Thomson BankWatch:

  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

  The following summarizes the applicable ratings used by Standard & Poor's for corporate and municipal debt:

  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  PLUS (+) OR MINUS (-) - The rating "AA" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  The following summarizes the applicable ratings used by Moody's for corporate and municipal long-term debt:

  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in the generic rating classification "Aa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  To provide more detailed indications of credit quality, the "AA," and "A," ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

  The following summarizes the applicable ratings used by Fitch IBCA for corporate and municipal bonds:

  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  To provide more detailed indications of credit quality, the Fitch IBCA ratings "AA" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

  PLUS (+) OR MINUS (-) - The ratings may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk.
The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                    MUNICIPAL FUND FOR TEMPORARY INVESTMENT

                                    PART C
                               OTHER INFORMATION


ITEM 23.  (a)  Declaration of Trust dated March 30, 1981 is incorporated herein by reference to Exhibit (1) of Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, filed with the SEC on April 16, 1981.

          (b) Amended and Restated Code of Regulations dated as of August 13, 1993 is incorporated herein by reference to Exhibit (2) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, filed with the SEC on March 23, 1994.

          (c) (1) Specimen copy of share certificate for MuniFund units of beneficial interest in MuniFund is incorporated herein by reference to Exhibit (4) of Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, filed with the SEC on January 27, 1983.

               (2) Specimen copy of share certificate for MuniCash units of beneficial interest in MuniCash is incorporated herein by reference to Exhibit (4)(c) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed with the SEC on January 31, 1986.

               (3) Specimen copy of share certificate for Dollar units of beneficial interest in MuniFund is incorporated herein by reference to Exhibit (4)(d) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed with the SEC on January 31, 1986.

               (4) Specimen copy of share certificate for Dollar units of beneficial interest in MuniCash is incorporated herein by reference to Exhibit (4)(f) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed with the SEC on January 31, 1986.

          (d) (1) Investment Advisory Agreement between Registrant and BlackRock Institutional Management Corporation (formerly known as Provident Institutional Management Corporation, "BIMC") dated March 11, 1987 relating to Registrant's MuniFund and MuniCash portfolios is incorporated herein by reference to Exhibit (5)(a) of Post-Effective

                    Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed with the SEC on March 30, 1988.

               (2) Sub-Advisory Agreement between BIMC and PNC Bank, N.A. ("PNC Bank") dated March 11, 1987 relating to Registrant's MuniFund and MuniCash portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed with the SEC on March 30, 1988.

          (e) Distribution Agreement between Registrant and Provident Distributors, Inc. dated as of January 31, 1994 relating to Registrant's MuniFund and MuniCash portfolios is incorporated herein by reference to Exhibit (6) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, filed with the SEC on March 23, 1994.

          (f)       None.

          (g) (a) Custodian Agreement between Registrant and PNC Bank dated June 1, 1989 is incorporated herein by reference to Exhibit
                    (8)(a) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed with the SEC on February 27, 1990.

               (b) Custodian Fee Agreement between Registrant and PNC Bank dated June 1, 1989 is incorporated herein by reference to Exhibit (8)(b) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed with the SEC on February 27, 1990.

          (h) (1) Administration Agreement dated as of January 18, 1993 between Registrant and Provident Distributors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 9(b) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, filed with the SEC on January 15, 1993.

               (2) Transfer Agency Agreement between Registrant and PFPC Inc. dated June 1, 1989 is incorporated herein by reference to Exhibit

                    (9)(d) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed with the SEC on February 27, 1990.

               (3) Transfer Agency Fee Agreement between Registrant and PFPC Inc. dated June 1, 1989 is incorporated herein by reference to Exhibit (9)(e) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed with the SEC on February 27, 1990.

               (4) Sub-Transfer Agency Agreement between PNC Bank and The Northern Trust Company dated November 18, 1987 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, filed with the SEC on March 30, 1988.

               (5) Revised Shareholder Servicing Agreement is incorporated herein by reference to Exhibit 9(e) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, filed with the SEC on March 30, 1998.

          (i) Opinion and Consent of Drinker Biddle & Reath LLP is incorporated herein by reference to Exhibit 10 of Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, filed with the SEC on March 30, 1998.

          (j)       To be filed by amendment.

          (k)       None.

          (l)       None.

          (m)       None.

          (n)       To be filed by amendment.

          (o)       None.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Registrant is controlled by its Board of Trustees.

ITEM 25.  INDEMNIFICATION

Indemnification of Registrant's Principal Underwriter, Custodian and Transfer Agent against certain stated liabilities is provided for in Section 6 of the Distribution Agreement, incorporated herein by reference as Exhibit (6), and in
                                            ------------
Section 22 of the Custodian Agreement and in Section 17 of the Transfer Agency Agreement, incorporated herein by reference as Exhibits (8)(a) and (9)(d), respectively. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In addition, Section 2 of Article X of Registrant's Declaration of Trust dated March 30, 1981, incorporated herein by reference as Exhibit (1), provides as follows:

          10.2 Indemnification of Trustees, Representatives and Employees. The
               ----------------------------------------------------------
          Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have
                  ------
          been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided,
                                                                --------
          however, that as to any matter disposed of by a compromise payment by
          -------
          such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in his opinion have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of
                             --------
          indemnity or reimbursement except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified
                                                   --------
          person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

          The Trustees shall have the power, but not the duty, in their sole discretion, to indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification hereunder.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          BIMC performs investment advisory services for Registrant and certain other investment companies. The information required by this Item 26 with respect to each director, officer and partner of BIMC is incorporated by reference to Schedules A and D of Form ADV and Schedules A and D filed by BIMC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

          Prior to March 1998, PNC Bank acted as sub-adviser to the Registrant. Subsequently, the sub-advisory functions were assumed by BIMC. Effective January __, 1999, PNC Bank will not be sub-adviser for the Registrant.


Item 27.  Principal Underwriter

          (a) Provident Distributors, Inc. currently acts as distributor for, in addition to the Company, Temporary Investment Fund, Inc., Trust for Federal Securities, Municipal Fund for California Investors, Municipal Fund for New York Investors and the RBB Fund.

          (b) The information required by this Item 27 with respect to each director, officer or partner of Provident Distributors, Inc. is incorporated by reference to Schedule A of Form BD filed by Provident Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-46564).

          (c) The following represents all commissions and other compensation received by each principal underwriter who is not an affiliated person of the registrant:

            Name of          Net Underwriting        Compensation
           Principal           Discounts and       Redemption and      Brokerage       Other
          Underwriter           Commissions         Repurchase        Commission    Compensation
          -----------        ----------------      --------------     ----------    ------------
            Provident
        Distributors, Inc.           $0                   $0               $0             $0


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS


          (1) PNC Bank, National Association, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113 (records relating to its function as custodian).

          (2) Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428 (records relating to its function as distributor).

          (3) BlackRock Institutional Management Corporation, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser and co-administrator).

          (4) PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent and dividend disbursing agent).

          (5) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).


     ITEM 29.  MANAGEMENT SERVICES

          None.


     ITEM 30.  UNDERTAKINGS

          Registrant hereby undertakes to furnish its Annual Report to Shareholders upon request and without charge to any person to whom a prospectus is delivered.

                                  SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 24 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wilmington, and State of Delaware, on December 1, 1998.

                         MUNICIPAL FUND FOR TEMPORARY INVESTMENT

                         /s/  Thomas H. Nevin
                         -----------------------
                         Thomas H. Nevin
                         President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 24 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                        TITLE                      DATE
---------                        -----                      ----

*G. Nicholas Beckwith, III       Trustee                    December 1, 1998
--------------------------
G. Nicholas Beckwith, III

* Philip E. Coldwell             Trustee                    December 1, 1998
--------------------------
Philip E. Coldwell

* Robert R. Fortune              Trustee                    December 1, 1998
--------------------------
Robert R. Fortune

*Jerrold B. Harris               Trustee                    December 1, 1998
--------------------------
Jerrold B. Harris

* Rodney D. Johnson              Trustee                    December 1, 1998
--------------------------
Rodney D. Johnson

*G. Willing Pepper               Chairman of                December 1, 1998
--------------------------       the Board
G. Willing Pepper

/s/ Thomas H. Nevin              President                  December 1, 1998
--------------------------
Thomas H. Nevin

/s/ Lisa H. Buono                Treasurer                  December 1, 1998
--------------------------       (Principal Financial
Lisa M. Buono                    and Accounting Officer)


*By: /s/ W. Bruce McConnel
    ----------------------
    W. Bruce McConnel, III
    Attorney-in-Fact